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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Eagle Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

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EAGLE PHARMACEUTICALS, INC.
50 TICE BOULEVARD, SUITE 315, WOODCLIFF LAKE, NJ 07677

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 4, 2015

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of EAGLE PHARMACEUTICALS, INC., a Delaware corporation (the "Company"). The meeting will be held on Tuesday, August 4, 2015 at 10:00 a.m. local time in the New York office of the Company's outside counsel, Cooley LLP, The Grace Building, 1114 Avenue of the Americas, New York, NY 10036-7798 for the following purposes:

  1.
  To elect the three nominees for director named herein to hold office until the 2018 Annual Meeting of Stockholders.

  2.
  To ratify the selection by the audit committee of the Board of Directors of BDO USA, LLP as the independent registered public accounting firm of the Company for its fiscal year ending 2015.

  3.
  To approve the amendment and restatement of the Company's 2014 Equity Incentive Plan to, among other things, (i) increase the number of shares of our common stock authorized for issuance thereunder by 500,000 shares, (ii) increase the annual automatic share reserve increase under the plan from 4% to 6%, (iii) revise the timing of the annual automatic share reserve increase to align with the change to our fiscal year end, and (iv) approve the award limits and other terms applicable to awards intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code.

  4.
  To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is June 12, 2015. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders' Meeting To Be Held on August 4, 2015 in the New York office of the Company's outside counsel, Cooley LLP, The Grace Building, 1114 Avenue of the Americas, New York, NY 10036-7798.
This proxy statement and the annual report to stockholders for the fiscal year ended September 30, 2014 are available at www.proxyvote.com.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time or vote over the telephone or the internet as instructed in these materials, as promptly as possible, in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors
/s/ Scott Tarriff Scott Tarriff President and Chief Executive Officer

Woodcliff Lake, NJ

June 25, 2015

PROXY STATEMENT

FOR

2015 ANNUAL MEETING OF STOCKHOLDERS

EAGLE PHARMACEUTICALS, INC.
50 TICE BOULEVARD, SUITE 315, WOODCLIFF LAKE, NJ 07677

PROXY STATEMENT
FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

To be held on August 4, 2015

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the "Notice") because the Board of Directors (the "Board") of Eagle Pharmaceuticals, Inc. (sometimes referred to as the "Company" or "Eagle" or "we"/"our"/"us") is soliciting your proxy to vote at the 2015 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

The notices were scheduled to be mailed on or about June 25, 2015 to all stockholders of record entitled to vote at the Annual Meeting.

How do I attend the Annual Meeting?

The meeting will be held on Tuesday, August 4, 2015 at 10:00 a.m. local time in the New York office of the Company's outside counsel, Cooley LLP, The Grace Building, 1114 Avenue of the Americas, New York, NY 10036-7798. Directions to the Annual Meeting may be found at http://investor.eagleus.com/events-calendar. Information on how to vote in person at the Annual Meeting is discussed below.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on June 12, 2015 will be entitled to vote at the Annual Meeting. On this record date, there were 15,564,433 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on June 12, 2015 your shares were registered directly in your name with Eagle's transfer agent, American Stock Transfer & Trust Company LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on June 12, 2015 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote:

  •
  Election of three directors;

  •
  Ratification of selection by the audit committee of the Board of BDO USA, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2015; and

  •
  The amendment and restatement of the Company's 2014 Equity Incentive Plan to (i) increase the number of shares of our common stock authorized for issuance thereunder by 500,000 shares, (ii) increase the annual automatic share reserve increase under the plan from 4% to 6%, (iii) revise the timing of the annual automatic share reserve increase to align with the change to our fiscal year end, and (iv) approve the award limits and other terms applicable to awards intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote "For" all the nominees to the Board or you may "Withhold" your vote for any nominee you specify. For both the approval of the appointment of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015 and for the amendment and restatement of the Company's 2014 Equity Incentive Plan, you may vote "For" or "Against" or "Abstain."

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy over the telephone, or vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

  •
  To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

  •
  To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

  •
  To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m., Eastern Time on August 3, 2015 to be counted.

  •
  To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m., Eastern Time on August 3, 2015 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from Eagle. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of June 12, 2015.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or in person at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a routine matter under applicable rules. Brokers and nominees can use their discretion to vote "uninstructed" shares with respect to matters that are considered to be "routine" under applicable rules but not with respect to "non-routine" matters. Under applicable rules and interpretations, "non-routine" matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on the election of directors (Proposal 1) or the amendment and restatement of the Company's 2014 Equity Incentive Plan, or 2014 Plan, (Proposal 3) without your instructions, but may vote your shares on the ratification of BDO USA, LLP as our independent registered public accounting firm for fiscal year 2015 (Proposal 2) even in the absence of your instruction.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, "For" the election of all three nominees for director named in this proxy statement, "For" the approval of the appointment of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015 and "For" the amendment and restatement of the 2014 Plan. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

  1.
  You may submit another properly completed proxy card with a later date;

  2.
  You may grant a subsequent proxy by telephone or through the internet;

  3.
  You may send a timely written notice that you are revoking your proxy to Eagle's Secretary at 50 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677; or

  4.
  You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year's Annual Meeting?

Due to the recent change in fiscal year end to December 31, described more fully below, next year's Annual Meeting of Stockholders for the fiscal year ending December 31, 2015 (the "2016 Annual Meeting") has not been scheduled, but the Company anticipates the 2016 Annual Meeting will be held more than 30 days earlier than the date of this 2015 Annual Meeting. The SEC rules provide that if a company changes the date of its next annual meeting of shareholders by more than 30 days from the date of the previous year's annual meeting of shareholders, then the deadline is a reasonable time before the company begins to print and send its proxy materials. Once the date is established for the 2016 Annual Meeting, the Company will announce such date on a Current Report on Form 8-K.

To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by February 26, 2016, to the attention of the Secretary of Eagle Pharmaceuticals, Inc. at 50 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677. If you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year's proxy materials, you must do so in accordance with the Company's amended and restated bylaws, (the "Bylaws"), which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes "For," "Withheld" and broker non-votes and, with respect to both the appointment of BDO USA, LLP and the amendment and restatement of the 2014 Plan, votes "For," "Against," and "Abstain" and, if applicable, broker non-votes.

What are "broker non-votes"?

As discussed above, when a beneficial owner of shares held in "street name" does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the Nasdaq Stock Market LLC ("Nasdaq") to be "non-routine," the broker or nominee cannot vote the shares. These unvoted shares are counted as "broker non-votes."

How many votes are needed to approve each proposal?

For Proposal No. 1, which relates to the election of directors, the three nominees receiving the most "For" votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Only votes "For" or "Withheld" will affect the outcome.

To be approved, Proposal No. 2, which relates to the ratification of the selection of BDO USA, LLP as the Company's independent registered public accounting firm for fiscal year 2015, must receive "For" votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you vote "Abstain," it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

To be approved, Proposal No. 3, which relates to the amendment and restatement of the 2014 Plan to (i) increase the number of shares of our common stock authorized for issuance thereunder by 500,000 shares, (ii) increase the annual automatic share reserve increase under the plan from 4% to 6%, (iii) revise the timing of the annual automatic share reserve increase to align with the change to our fiscal year end, and (iv) approve the award limits and other terms applicable to awards intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code, must receive "For" votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you vote "Abstain," it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. "Abstain" votes and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting or the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

How does the Company's recent change in fiscal year end affect this proxy statement?

On January 20, 2015, the Company's Board approved a change in the Company's fiscal year end from September 30 to December 31, as disclosed in a Current Report on Form 8-K filed with the SEC. Unless otherwise stated, all references to "fiscal year ending" or "year ended" in this proxy statement refer to the twelve-month period covering October 1, 2013 through September 30, 2014. The proxy materials for the 2016 Annual Meeting will cover the transition period from October 1, 2014 through December 31, 2014, as well as the fiscal year ending December 31, 2015.

PROPOSAL 1

ELECTION OF DIRECTORS

CLASSIFIED BOARD

Eagle's Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Any vacancy in the Board may be filled by the vote of a majority of the directors then in office or by the stockholders at the next annual meeting thereof or at a special meeting thereof. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director's successor is duly elected and qualified.

The Board presently has seven members. There are three directors in the class whose term of office expires in 2015. Each of the three nominees named below is currently a director of the Company. If elected at the Annual Meeting, each of these nominees would serve until the 2018 annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director's death, resignation or removal. The Company encourages its directors and nominees for director to attend the Annual Meeting.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead will be voted for the election of a substitute nominee proposed by Eagle. Each person nominated for election has agreed to serve if elected. The Company's management has no reason to believe that any nominee will be unable to serve.

The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2018 ANNUAL MEETING

Our nominating and corporate governance committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company's business. To that end, the nominating and corporate governance committee has identified and evaluated nominees in the broader context of the Board's overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the nominating and corporate governance committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the nominating and corporate governance committee to believe that these nominees should continue to serve on the Board. However, each of the members of the nominating and corporate governance committee may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.

David M. Pernock

David Pernock has served as a member of our Board since April 2015. Mr. Pernock has served as Chairman of the Board of Directors since September 2009 and as Chief Executive Officer since February 2010 of Fibrocell Science, Inc., a publicly-traded autologous cell and gene therapy company. From December 1993 until November 2009, Mr. Pernock held various positions at GlaxoSmithKline, eventually serving as Senior

Vice President of Pharmaceuticals, Vaccines (Biologics), Oncology, Acute Care, and HIV Divisions. From May 2009 until February 2011, Mr. Pernock served as a director of Martek Biosciences Corporation. Mr. Pernock holds a B.S. in Business Administration from Arizona State University. Our Board believes that Mr. Pernock's extensive industry and management experience qualify him to serve on our Board.

Michael Graves

Michael Graves has served as a member of our Board since November 2013. In January 2012 Mr. Graves joined the Board of Directors of RiboCor, Inc. and in December 2013, Mr. Graves was appointed chairman of the Board of Directors of Nanocopoeia, Inc., both private pharmaceutical companies. From May 2007 to July 2011, Mr. Graves served as the chief executive officer and president of Paddock Laboratories, Inc., a pharmaceutical company engaged in the manufacture, distribution and marketing of bioequivalent generic pharmaceuticals. From September 2005 to November 2006, Mr. Graves served as president of the generic products division at Par Pharmaceutical Companies, Inc., a publicly-traded developer, manufacturer and marketer of specialty pharmaceuticals. While at Par, Mr. Graves oversaw the strategy development of Par's generic pharmaceutical business. Beginning in 1998, Mr. Graves served as director of marketing and sales operations of Par, and in 2004, Mr. Graves was promoted to senior vice president of corporate development and strategic planning. Mr. Graves served in this position until his promotion to president of the generic products division in September 2005. Mr. Graves holds a B.S. from State University College of New York at Buffalo. Our Board believes that Mr. Graves' extensive experience in marketing, sales, business development and operations qualifies him to serve on our Board.

Alain Schreiber, M.D.

Alain Schreiber, M.D.    has served as a member of our Board since September 2012. Since 2000, Dr. Schreiber has served as a general partner of ProQuest Investments. From 1992 to 2000, Dr. Schreiber served as president, chief executive officer and a director of Vical, Inc., a publicly-traded biopharmaceutical company. Prior to that, Dr. Schreiber held various management positions with Rhône-Poulenc Rorer Inc., a pharmaceutical company that is now part of Sanofi, including senior vice president of discovery research. Dr. Schreiber served on the Board of Directors of Cadence Pharmaceuticals, Inc., a publicly-traded biopharmaceutical company, from July 2004 to June 2007. Dr. Schreiber also served on the Board of Directors of Optimer Pharmaceuticals Inc., a publicly-traded biopharmaceutical company, from May 2001 to May 2010. Dr. Schreiber also currently serves on the board of directors of numerous private pharmaceutical companies. Dr. Schreiber holds a B.S. in chemistry and an M.D. from the Free University in Brussels, Belgium. Subsequently, he was a postdoctoral fellow at the Weizmann Institute of Science in Israel. Our Board believes that Dr. Schreiber's extensive industry experience and a depth of drug development expertise, as well as his service on the board of directors of public and private companies, qualifies him to serve on our Board.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2016 ANNUAL MEETING

Sander Flaum

Sander A. Flaum has served as a member of our Board since March 2007. Since January 2004, Mr. Flaum has served as a principal of Flaum Navigators, a healthcare strategic and marketing insights firm that he founded. From 1988 to 2003, Mr. Flaum served as chief executive officer of Robert A. Becker, Euro RSCG, a global communications company and a predecessor to Havas Life. Prior to that, Mr. Flaum held various positions during an 18-year career at Lederle Laboratories, a top-ranked pharma company that is now Pfizer. At Lederle, he served as marketing director of prescription products, vaccines and generics. Mr. Flaum now serves on the Board of Directors of the Fisher College of Business at The Ohio State

University, The James Cancer Center at the OSU Medical Center, the Fordham University Gabelli Graduate School of Business, the American Institute for Stuttering and Lime Connect. Mr. Flaum is an Adjunct Professor of Leadership at the Fordham University Gabelli Graduate School of Business, where he also chairs the Fordham Leadership Forum and serves as Executive-In-Residence. Mr. Flaum holds a B.A. from The Ohio State University and an M.B.A. from Fairleigh Dickinson University. Our Board believes that Mr. Flaum's extensive experience in the generics, pharmaceutical and biotech industries, qualifies him to serve on our Board.

Scott Tarriff

Scott Tarriff is our founder and has served as our President and Chief Executive Officer and as a member of our Board since our inception in January 2007. Prior to joining Eagle, Mr. Tariff held various executive positions at Par Pharmaceutical Companies, Inc., a publicly-traded developer, manufacturer and marketer of specialty pharmaceuticals, including as president and chief executive officer from September 2003 to September 2006, after joining Par in 1998. Mr. Tarriff also served on Par's Board of Directors from 2002 to September 2006. Prior to that, Mr. Tarriff held various positions with Bristol-Meyers Squibb, a publicly-traded biopharmaceutical company, including senior director-marketing. Mr. Tarriff has served as a director of Synthetic Biologics, Inc., a publicly-traded biotechnology company, since February 2012 and previously served on the Board of Directors of Clinical Data, Inc., a publicly-traded pharmaceutical company, from September 2009 to April 2011 when Clinical Data was acquired by Forest Laboratories, Inc. Mr. Tarriff holds a B.S. in marketing from Pennsylvania State University and an M.B.A. from Rider College. The Board believes that Mr. Tarriff's extensive knowledge of our business, his management experience in the pharmaceutical industry, as well as his operational expertise, qualifies him to serve on our Board and as our President and Chief Executive Officer.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2017 ANNUAL MEETING

Steven Ratoff

Steven B. Ratoff is a private investor who has served as a member of our Board since March 2007. From January 2010 to December 2013, Mr. Ratoff served as Chairman of the Board and Chief Executive Officer of Novadel Pharma, Inc. a specialty pharmaceutical company. Mr. Ratoff's prior experience includes serving as a Venture Partner for Proquest Investments from December 2004 to December 2013 and Chief Executive Officer of CIMA Labs, Inc., a specialty pharmaceutical company acquired by Cephalon in 2004. In addition, Mr. Ratoff served as Chief Financial Officer of the Brown Forman Company from 1995 to 2001. Mr. Ratoff holds a B.S. in Business Administration from Boston University and an M.B.A. with Distinction from the University of Michigan. Our Board believes that Mr. Ratoff's extensive executive experience and background in the global pharmaceutical and consumer products industries as well as his strong financial background qualifies him to serve on our Board.

Jay Moorin

Jay Moorin has served as a member of our Board since March 2007. In October 2013, our Board elected Mr. Moorin chairman of the Board. Since 1998, Mr. Moorin has served as a founding general partner of ProQuest Investments, a healthcare venture capital firm. From 1991 to 1998, Mr. Moorin served as president and chief executive officer of Magainin Pharmaceuticals Inc., a publicly-traded biopharmaceutical company, and also served as chairman of its Board of Directors from 1996 to 1998. Previously, Mr. Moorin served as managing director of healthcare banking at Bear Stearns & Co. Inc. and vice president of marketing and business development at a division of the ER Squibb Pharmaceutical Company. Currently, Mr. Moorin serves on the Board of Directors of a private radiation therapy company and serves as a trustee of the Equinox Funds Trust. Mr. Moorin held the position of adjunct senior fellow of the Leonard Davis Institute of Health Economics at the University of Pennsylvania from 1997 to 2012. Previously, Mr. Moorin served on the board of directors of numerous public and private healthcare companies. Mr. Moorin holds a B.A. in economics from the University of Michigan. Our Board believes that Mr. Moorin's extensive senior management background and experience in the biotech, investment banking and pharmaceutical industries as well as his service on the board of directors of public and private companies qualifies him to serve on our Board.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

As required under Nasdaq listing standards, a majority of the members of a listed company's board of directors must qualify as "independent," as affirmatively determined by the board of directors. The Board consults with the Company's counsel to ensure that the Board's determinations are consistent with relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that with the exception of Scott Tarriff, all of our directors, including the director nominees, are independent directors within the meaning of the applicable Nasdaq listing standards. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company.

BOARD LEADERSHIP STRUCTURE

POSITION OF BOARD CHAIR IS SEPARATE FROM THE POSITION OF CEO

Our Board is currently chaired by Jay Moorin. As a general policy, our Board believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management's performance and enhances the effectiveness of the Board as a whole. As such, Mr. Tarriff serves as our President and Chief Executive Officer while Jay Moorin serves as our Chairman of the Board but is not an officer.

ROLE OF THE BOARD IN RISK OVERSIGHT

One of the key functions of our Board is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

MEETINGS OF THE BOARD OF DIRECTORS

Our Board met 7 times during the last fiscal year. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he served, held during the portion of the last fiscal year for which he was a director or committee member.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

Our Board has established an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which has the composition and responsibilities described below. From time to time, the Board may establish other committees to facilitate the management of our business. The following table provides membership and meeting information for fiscal 2014 for each of the Board committees:

Name	Age	Audit		Compensation		Nominating and Corporate Governance
Scott Tarriff	56
Jay Moorin	63			X	*
Steven Ratoff	72	X	*			X
Sander Flaum	78	X				X	*
Michael Graves(1)	52	X		X
Alain Schreiber, M.D.	59					X
David Pernock(2)	60

Total meetings in fiscal 2014		5		5		1

*
Committee Chairperson

(1)
Michael Graves joined the Board on November 21, 2013 and was appointed to the audit committee on January 30, 2014.

(2)
David M. Pernock joined the Board effective April 13, 2015.

Below is a description of each committee of the Board.

Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding "independence" and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

Our audit committee currently consists of Steven Ratoff, Sander Flaum and Michael Graves, each of whom our Board has determined satisfies Nasdaq and SEC independence requirements. The chairperson of our audit committee is currently Mr. Ratoff. The functions of this committee include, among other things:

  •
  evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

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  reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

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  monitoring the rotation of partners of our independent auditors on our engagement team as required by law;

  •
  prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

  •
  reviewing our annual and quarterly financial statements and reports, and discussing the statements and reports with our independent auditors and management;

  •
  reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;

  •
  reviewing with management and our auditors any earnings announcements and other public announcements regarding material developments;

  •
  establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters and other matters;

  •
  preparing the report that the SEC requires in this proxy statement;

  •
  reviewing and providing oversight of any related-person transactions in accordance with our related person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics;

  •
  reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented;

  •
  reviewing on a periodic basis our investment policy; and

  •
  reviewing and evaluating on an annual basis the performance of the audit committee, including compliance of the audit committee with its charter.

The audit committee met 5 times during the 2014 fiscal year.

Our Board has determined that Steven Ratoff qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of Nasdaq listing rules. In making this determination, our Board has considered Mr. Ratoff's extensive financial experience and business background. Both our independent registered public accounting firm and management periodically meet privately with our audit committee.

Our audit committee operates under a written charter that satisfies the applicable rules of the SEC, and the listing standards of Nasdaq, and is available to stockholders on the Company's website at www.eaglepharmaceutical.com.

Report of the Audit Committee of the Board of Directors

The material in this report is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2014 with management of the Company. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board ("PCAOB"). The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants' communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm's independence. Based on the foregoing, the audit committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2014.

AUDIT COMMITTEE

Mr. Steven Ratoff

Mr. Sander Flaum

Mr. Michael Graves

Compensation Committee

Our compensation committee currently consists of Jay Moorin and Michael Graves. The chairperson of our compensation committee is currently Jay Moorin. Our Board has determined that each of the members of our compensation committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, is an outside director, as defined pursuant to Section 162(m) of the Code and satisfies Nasdaq independence requirements. The compensation committee met 5 times during the 2014 fiscal year. The functions of the compensation committee include, among other things:

  •
  reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full Board regarding) our overall compensation strategy and policies;

  •
  reviewing and approving the compensation and other terms of employment of our executive officers;

  •
  reviewing and approving performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;

  •
  reviewing and approving (or if it deems it appropriate, making recommendations to the full Board regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;

  •
  evaluating risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;

  •
  reviewing and approving (or if it deems it appropriate, making recommendations to the full Board regarding) the type and amount of compensation to be paid or awarded to our non-employee Board members;

  •
  establishing policies with respect to votes by our stockholders to approve executive compensation as required by Section 14A of the Exchange Act and determining our recommendations regarding the frequency of advisory votes on executive compensation;

  •
  reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;

  •
  administering our equity incentive plans;

  •
  establishing policies with respect to equity compensation arrangements;

  •
  reviewing the competitiveness of our executive compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us;

  •
  reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;

  •
  reviewing the adequacy of its charter on a periodic basis;

  •
  reviewing with management and approving our disclosures in our periodic reports or proxy statements to be filed with the SEC;

  •
  preparing the report that the SEC requires in this proxy statement; and

  •
  reviewing and assessing its performance on an annual basis.

Our compensation committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq, and is available to stockholders on the Company's website at www.eaglepharmaceutical.com.

None of the members of our compensation committee has ever been an executive officer or employee of ours. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board or compensation committee.

Compensation Committee Processes and Procedures

Typically, the compensation committee meets quarterly and with greater frequency if necessary, and meets regularly in executive session. The Chief Executive Officer does not participate in, and is not present during, any deliberations or determinations of the compensation committee regarding his compensation or his individual performance. The charter of the compensation committee grants the compensation committee full access to all books, records, facilities and personnel of the Company, as well as authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the compensation committee considers necessary or appropriate in the performance of its duties.

Historically, the compensation committee has met at one or more meetings held during the first quarter of the year to discuss and, if appropriate, make recommendations to the Board regarding, annual compensation adjustments, annual bonuses, annual equity awards, and new performance objectives. For executives other than the Chief Executive Officer, the compensation committee solicits and considers evaluations and recommendations submitted to it by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the compensation committee in consultation with external advisors that may be engaged from time to time. For all executives, as part of its deliberations, the compensation committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, executive stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, compensation surveys, and recommendations of any compensation consultant, if applicable.

Generally, the compensation committee has designed our overall executive compensation program to achieve the following objectives:

  •
  attempt to attract and retain talented and experienced executives;

  •
  motivate and reward executives whose knowledge, skills and performance are critical to our success;

  •
  provide a competitive compensation package that aligns the interests of our executive officers and stockholders by including a significant variable component which is weighted heavily toward performance-based rewards;

  •
  ensure fairness among executive officers by recognizing the contributions each executive makes to our success; and

  •
  foster a shared commitment among executives by aligning their individual goals with our corporate goals and the creation of stockholder value.

The compensation committee retained an independent compensation consultant, Compensia, in 2014 to assist the compensation committee in developing our overall executive and director compensation programs for 2014 and 2015, including base pay, bonus percentage and equity awards. To assist in determining executive compensation in 2014, Compensia and the compensation committee reviewed a peer group of publicly traded companies in the life sciences industry at a stage of development, market capitalization and size comparable to ours, which companies the compensation committee believed were generally comparable to our company and against which the compensation committee believed we competed for executive talent.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee currently consists of Alain Schreiber, Steven Ratoff and Sander Flaum, each of whom our Board has determined satisfy Nasdaq independence requirements. The chairperson of our nominating and corporate governance committee is currently Mr. Flaum. The nominating and corporate governance committee met once during the 2014 fiscal year. The functions of our nominating and corporate governance committee include, among other things:

  •
  identifying, reviewing and evaluating candidates to serve on our Board consistent with criteria approved by our Board;

  •
  determining the minimum qualifications for service on our Board;

  •
  evaluating director performance on the Board and applicable committees of the Board and determining whether continued service on our Board is appropriate;

  •
  evaluating, nominating and recommending individuals for membership on our Board;

  •
  evaluating nominations by stockholders of candidates for election to our Board;

  •
  considering and assessing the independence of members of our Board;

  •
  developing a set of corporate governance policies and principles, including a code of business conduct and ethics, periodically reviewing and assessing these policies and principles and their application and recommending to our Board any changes to such policies and principles;

  •
  considering questions of possible conflicts of interest of directors as such questions arise;

  •
  reviewing the adequacy of its charter on an annual basis; and

  •
  annually evaluating the performance of the nominating and corporate governance committee.

The nominating and corporate governance committee identifies, reviews and evaluates director candidates and nominates qualified candidates to the full Board for consideration. There is no fixed process for identifying and evaluating potential candidates to be nominees for directors, and there is no fixed set of qualifications that must be satisfied before a candidate will be considered. Rather, the nominating and corporate governance committee has the flexibility to consider such factors as it deems appropriate. These factors may include education, general business and industry experience, ability to act on behalf of stockholders, potential concerns regarding independence or conflicts of interest and other factors relevant in evaluating board nominees. Although the nominating and corporate governance committee does not have a policy with regard to the consideration of diversity in identifying director candidates, overall board diversity of industry background and experience is generally among the factors considered. The nominating and corporate governance committee believes that a board comprised of directors with diverse skills and experiences relevant to our industry and operations will result in efficient and competent oversight of our various core competencies, which include pharmaceutical development, strategic partnering, commercialization activities, regulatory compliance, corporate finance and accounting. As such, the nominating and corporate governance committee gives consideration to the interplay of a director candidate's experience with that of other members of the Board and the evolving needs of our business.

Our nominating and governance committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq, and is available to stockholders on the Company's website at www.eaglepharmaceutical.com.

Stockholder Recommendations of Director Candidates

The nominating and corporate governance committee will consider director candidates recommended by stockholders. The nominating and corporate governance committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether or not the candidate was recommended by a stockholder. If a stockholder wishes simply to recommend a candidate for consideration as a nominee by the nominating and corporate governance committee, it should submit the recommendation to the nominating and corporate governance committee in writing to the Secretary of the Company at Eagle Pharmaceuticals, Inc. 50 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677. Assuming that appropriate information is provided for candidates recommended by stockholders, the nominating and corporate governance committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Stockholder Nominations for Directorships

If a stockholder wishes to actually submit a proposal for a director nomination, such proposal must be received by the Company in the manner and within the timeframe(s) set forth under the heading "When are stockholder proposals and director nominations due for next year's annual meeting?" above. Any such nominations must follow the procedures and include the information called for by our Bylaws.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Company has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Pursuant to this policy, stockholders wishing to communicate with the Board or an individual director may send a written communication to the Board or such director c/o Eagle Pharmaceuticals, Inc., 50 Tice Blvd., Suite 315, Woodcliff Lake, NJ 07677, Attn: Secretary. Each communication must set forth:

  •
  the name and address of the Eagle stockholder on whose behalf the communication is sent; and

  •
  the number of Eagle shares that are owned beneficially by such stockholder as of the date of the communication.

Each communication will be reviewed by Eagle's Secretary to determine whether it is appropriate for presentation to the Board or such director. Examples of inappropriate communications include advertisements, solicitations or hostile communications.

Communications determined by the Secretary to be appropriate for presentation to the Board or such director will be submitted to the Board or such director on a periodic basis.

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics, or the Code of Conduct, applicable to all of our employees, executive officers and directors. The Code of Conduct is available on our website at www.eaglepharmaceutical.com. The nominating and corporate governance committee of our Board is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers and directors. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board has selected BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. BDO USA, LLP has audited the Company's financial statements since 2007. Representatives of BDO USA, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Neither the Company's Bylaws nor other governing documents or law require stockholder ratification of the selection of BDO USA, LLP as the Company's independent registered public accounting firm. However, the audit committee of the Board is submitting the selection of BDO USA, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the annual meeting will be required to ratify the selection of BDO USA, LLP.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to the Company for the fiscal years ended September 30, 2014 and September 30, 2013, by BDO USA, LLP, the Company's principal accountant.

	Year Ended September 30,
	2014	2013
Audit Fees(1)	$430,000	$82,000
Audit-Related Fees(2)	—	7,000
Tax Fees(3)	17,500	17,500
All Other Fees(4)	—	—

Total Fees	$447,500	$106,500

(1)
"Audit Fees" consist of fees billed for professional services performed by BDO USA, LLP ("BDO") for the audit of our financial statements, the review of interim financial statements, and related services that are normally provided in connection with registration statements, including the registration statement for our initial public offering. Included in the 2014 Audit fees is $271,500 of fees billed in connection with our initial public offering.

(2)
"Audit-Related Fees" consist of fees billed by BDO for professional services that are reasonably related to the performance of the audit or review of our financial statements.

(3)
"Tax Fees" relate to professional services rendered in connection with tax audits, and tax return preparation services.

(4)
There were no other fees billed by BDO.

In connection with the audit of the 2014 financial statements, the Company entered into an engagement agreement with BDO USA, LLP that sets forth the terms by which BDO USA, LLP will perform audit services for the Company.

During the fiscal year ended September 30, 2014, no time was expended on the Company's financial audit by BDO USA, LLP by persons other than BDO USA, LLP full-time permanent employees.

PRE-APPROVAL POLICIES AND PROCEDURES.

The audit committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company's independent registered public accounting firm, BDO, USA LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the audit committee's approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the audit committee's members, but the decision must be reported to the full audit committee at its next scheduled meeting.

The audit committee has determined that the rendering of services other than audit services by BDO, USA LLP is compatible with maintaining the principal accountant's independence.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

APPROVAL OF AMENDMENT AND RESTATEMENT OF OUR 2014 EQUITY INCENTIVE PLAN

We are asking you to approve an amendment and restatement of our 2014 Equity Incentive Plan, which we refer to in this proxy statement as the 2014 Plan, to increase the aggregate number of shares of our common stock authorized for issuance under the 2014 Plan by an additional 500,000 shares, to increase the evergreen provision (which provides for annual automatic increases to the share reserve) by two percent (from four percent to six percent), to revise the evergreen provision to align the timing of the annual increase to the share reserve with the change of our fiscal year end from September 30 to December 31 and to increase the annual limit on performance cash awards by $2,000,000 (from $3,000,000 to $5,000,000). We refer to the amended and restated 2014 Plan in this proxy statement as the Amended and Restated 2014 Plan. In addition, we are requesting that stockholders approve the terms of the Amended and Restated 2014 Plan relating to awards intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code, as amended (the "Code"). The Amended and Restated 2014 Plan does not contain any modifications, alterations or revisions of any other term or provision of our 2014 Plan. The closing sales price of our common stock on June 12, 2015 was $75.92.

Our Board approved, and recommended the Amended and Restated 2014 Plan for approval by our stockholders, in June 2015.

Our Board believes it important to our continued success that we have an adequate reserve of shares available for issuance under the Amended and Restated 2014 Plan for use in attracting, motivating and retaining qualified employees, officers, consultants and directors.

WHY YOU SHOULD VOTE FOR THE AMENDED AND RESTATED 2014 PLAN

Equity Awards Are an Important Part of Our Compensation Philosophy

Our Board believes that our future success depends, in large part, on our ability to maintain a competitive position in attracting, retaining and motivating key personnel, consultants and advisors. The Board believes that the issuance of equity awards is a key element underlying our ability to attract, retain and motivate key personnel, consultants and advisors, and better aligns the interests of our personnel, consultants and advisors with those of our stockholders. The Amended and Restated 2014 Plan will allow us to continue to provide performance-based incentives to our eligible employees, consultants and advisors. Therefore, the Board believes that the Amended and Restated 2014 Plan is in the best interests of the Company and its stockholders and recommends a vote in favor of this Proposal Three.

We Have Experienced Growth in Our Business

Since our inception, our business has grown substantially. Several recent business developments and other factors have contributed to an increase in the number and size of the equity awards we have granted to employees, consultants and advisors under the 2014 Plan during the 2014 calendar year and the first and second calendar quarters of 2015.

We are a specialty pharmaceutical company focused on developing and commercializing injectable products, primarily in the critical care and oncology areas, using the Food and Drug Administration's 505(b)(2) NDA regulatory pathway. Our business model is to develop proprietary innovations to FDA-approved, injectable drugs, referred to as branded reference drugs, that offer favorable attributes to patients and healthcare providers. We have three products currently being sold in the United States, two of which, Ryanodex® and Diclofenac-misoprostol, are sold by us, and one of which, a ready-to-use formulation of Argatroban, is sold under various license agreements in place with commercial partners. We also have a number of products currently under development and some of our products are subject to license agreements.

On February 18, 2014, we sold 3,350,000 shares of common stock in our initial public offering, at an offering price of $15.00 per share before underwriting discounts and expenses. Our business and product developments have grown significantly since our initial public offering. On February 13, 2015, we entered into an Exclusive License Agreement with Cephalon, Inc. for U.S. and Canadian rights to our bendamustine hydrochloride (HCl) rapid infusion product for treatment of patients with chronic lymphocytic leukemia and patients with indolent B-cell non-Hodgkin lymphoma. Under the terms of the license agreement, Cephalon will be responsible for all U.S. commercial activities for the product, including promotion and distribution, and we will be responsible for obtaining and maintaining all regulatory approvals and conducting post-approval clinical studies. Under the terms of the agreement we received an upfront cash payment of $30.0 million, and we are currently eligible to receive up to $90.0 million in additional milestone payments. We are also entitled to receive royalty payments in the double digit range on net sales of the product, if approved by the FDA. In connection with the license agreement we agreed to enter into a supply agreement with Cephalon, under which we will be responsible for supplying product to Cephalon for a specified period. We have had to hire more employees due to our product development achievements, the license agreement with Cephalon and the associated work and milestones under the agreement. As of February 18, 2014, we had approximately 21 employees, compared to approximately 29 employees as of December 31, 2014 and approximately 35 employees as of the record date, or June 12, 2015. In addition, since the closing of our initial public offering our market capitalization has increased significantly, with the closing sales price of a share of our common stock increasing to $75.92 on June 12, 2015. The quick rise in market capitalization and our growth into a larger company has resulted in our planned equity incentive awards having significantly less value than previously contemplated. The combination of our growth, product development success, new hires and business developments has resulted in us needing to grant more equity incentive awards under the 2014 Plan than we contemplated at the time of our initial public offering when we determined the initial share reserve and annual share reserve increase percentage under the 2014 Plan.

The Board now believes that the Amended and Restated 2014 Plan is necessary to ensure that the number of shares remaining available for issuance under the 2014 Plan is sufficient, in light of our increase in capitalization and product development, to allow us to continue to attract and retain the services of talented individuals essential to our long-term growth and financial success. Our Board strongly believes that the issuance of equity awards is a key element underlying our ability to attract, retain and motivate our employees, including our executives, and our consultants and advisors, and is a substantial contributing factor to our success and the growth of our business. So far we have relied significantly on equity incentives in the form of stock option awards to attract and retain key employees, and we believe that equity incentives are necessary for us to remain competitive in the marketplace for executive talent and other employees. An immediate increase to the 2014 Plan's share reserve by 500,000 shares will address the depletion to the 2014 Plan's available share reserve that has occurred as a result of the recent corporate developments discussed above. In particular, an immediate increase to the share reserve will provide the Board with flexibility to make annual equity awards to eligible employees and new hires through the end of the current fiscal year. The increase to the evergreen percentage by two percent (from four percent to six percent) will ensure that we have sufficient shares available to make annual grants to eligible employees and new hires in future years, based on our market capitalization, to provide adequate incentives and remain competitive in the marketplace.

We Manage Our Equity Incentive Award Use Carefully, and Dilution Is Reasonable

We continue to believe that equity awards such as stock options are a vital part of our overall compensation program. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our "burn rate," to ensure that we maximize stockholders' value by granting the appropriate number of equity incentive awards necessary to attract, reward, and retain employees.

The following table shows our responsible dilution and burn rate percentages.

As of December 31	2014(1)
Full Dilution(2)	2.32%
Gross Burn Rate(3)	3.74%

(1)
Calculated based on the period during which our stock was publicly traded during the period beginning on February 18, 2014, the date of our initial public offering, and ending on December 31, 2014.

(2)
Full dilution is calculated as (shares available for grant + shares subject to outstanding equity incentive awards)/(common stock outstanding + shares available for grant + shares subject to outstanding equity incentive awards).

(3)
Gross Burn Rate is calculated as (shares subject to options granted + shares subject to other equity incentive awards granted)/weighted average common shares outstanding.

The Size of Our Share Reserve Request Is Reasonable

If the Amended and Restated 2014 Plan is approved by our stockholders, we expect to have approximately 835,122 shares available for grant after our annual meeting (based on shares available as of June 12, 2015), which we anticipate being a pool of shares sufficient for grants through December 31, 2015, and necessary to provide a predictable amount of equity for attracting, retaining, and motivating employees. We will rely on the six percent automatic annual increase to the share reserve to provide sufficient shares necessary to grant awards during each subsequent fiscal year.

The size of our request is also reasonable in light of the equity granted to our employees and directors over the past year, which is comparatively lower than the majority of our peer companies.

Performance-Based Awards

Approval of the Amended and Restated 2014 Plan by our stockholders will also constitute approval of terms and conditions set forth in the plan that will permit us to grant stock options, stock appreciation rights and performance-based stock and cash awards under the Amended and Restated 2014 Plan that may qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code. Section 162(m) of the Code disallows a deduction to any publicly held corporation and its affiliates for certain compensation paid to "covered employees" in a taxable year to the extent that compensation to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified "performance-based compensation," is not subject to this deduction limitation. For compensation awarded under a plan to qualify as "performance-based compensation" under Section 162(m) of the Code, among other things, the following terms must be disclosed to and approved by the stockholders before the compensation is paid: (i) a description of the employees eligible to receive such awards; (ii) a per-person limit on the number of shares subject to stock options, stock appreciation rights and performance-based stock awards, and the amount of cash subject to performance-based cash awards, that may be granted to any employee under the plan in any year; and (iii) a description of the business criteria upon which the performance goals for performance-based awards may be granted (or become vested or exercisable). Accordingly, we are requesting that our stockholders approve the Amended and Restated 2014 Plan, which includes terms and conditions regarding eligibility for awards, annual per-person limits on awards and the business criteria for performance-based awards granted under the Amended and Restated 2014 Plan (as described in the summary below).

We believe it is in the best interests of our company and our stockholders to preserve the ability to grant "performance-based compensation" under Section 162(m) of the Code. However, in certain circumstances, we may determine to grant compensation to covered employees that is not intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code. Moreover, even if we grant compensation that is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, we cannot guarantee that such compensation ultimately will be deductible by us.

STOCKHOLDER APPROVAL

If this Proposal Three is approved by our stockholders, the Amended and Restated 2014 Plan will become effective upon the date of the 2015 annual meeting of stockholders. In the event that our stockholders do not approve this Proposal Three, the Amended and Restated 2014 Plan will not become effective and the 2014 Plan will continue in its current form. Without the Amended and Restated 2014 Plan, however, we believe that the shares available for grant under the 2014 Plan will be insufficient to meet our anticipated recruiting and retention needs.

DESCRIPTION OF THE AMENDED AND RESTATED 2014 PLAN

The material features of the Amended and Restated 2014 Plan are outlined below. The following description of the Amended and Restated 2014 Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended and Restated 2014 Plan. Stockholders are urged to read the actual text of the Amended and Restated 2014 Plan in its entirety, which is appended to this proxy statement as Appendix A.

Purpose

The Amended and Restated 2014 Plan is designed to secure and retain the services of our employees, directors and consultants, provide incentives for our employees, directors and consultants to exert maximum efforts for the success of the Company and our affiliates, and provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock.

Stock Awards

The Amended and Restated 2014 Plan provides for the grant of incentive stock options (ISOs), non-statutory stock options (NSOs), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, and other forms of equity compensation (collectively, stock awards). Additionally, the Amended and Restated 2014 Plan provides for the grant of performance cash awards. ISOs may be granted only to employees. All other awards may be granted to all employees, including officers, and to non-employee directors and consultants of the Company and our affiliates. As of June 12, 2015, approximately 35 employees, six non-employee directors and two consultants of the Company and our affiliates are eligible to participate in the 2014 Plan.

Share Reserve

Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued pursuant to stock awards under the Amended and Restated 2014 Plan is 2,876,702 shares, which is the sum of (i) 728,072 shares that were approved by our shareholders on January 24, 2014, plus (ii) 561,287 shares that were added to the share reserve pursuant to the four percent (4%) automatic annual increase under the 2014 Plan on October 1, 2014, plus (iii) 500,000 shares that are subject to approval by our shareholders on August 4, 2015, plus (iv) the 246,239 shares remaining reserved for issuance under our 2007 Incentive Compensation Plan (the 2007 Plan) at the time the 2014 Plan originally became effective, plus (v) the 841,104 shares subject to outstanding stock options or other stock awards that would have otherwise returned to our 2007 Plan (such as upon the expiration or termination of a stock award prior to vesting). Additionally, the number of shares of our common stock reserved for issuance under our Amended and Restated 2014 Plan will automatically increase on January 1 of each year, beginning on January 1, 2016 and continuing through and including January 1, 2024, by six percent (6%) of the total number of shares of our capital stock outstanding on December 31 of the preceding fiscal year, or a lesser number of shares determined by our Board. The maximum number of shares that may be issued upon the exercise of ISOs under our Amended and Restated 2014 Plan is 3,630,830 shares.

If a stock award granted under the Amended and Restated 2014 Plan expires or otherwise terminates without being exercised in full, or is settled in cash, the shares of our common stock not acquired pursuant to the stock award again will become available for subsequent issuance under the Amended and Restated 2014 Plan. In addition, the following types of shares under the Amended and Restated 2014 Plan may become available for the grant of new stock awards under the Amended and Restated 2014 Plan: (1) shares that are forfeited to or repurchased by us prior to becoming fully vested; (2) shares withheld to satisfy income or employment withholding taxes; or (3) shares used to pay the exercise or purchase price of a stock award. Shares issued under the Amended and Restated 2014 Plan may be previously unissued shares or reacquired shares bought by us on the open market.

Section 162(m) and Non-Employee Director Limits

Subject to adjustment for certain changes in our capitalization, no person may be granted stock awards covering more than 468,018 shares of our common stock under our Amended and Restated 2014 Plan during any calendar year pursuant to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value on the date the stock award is granted. Additionally, subject to adjustment for certain changes in our capitalization no person may be granted in a calendar year a performance stock award covering more than 468,018 shares or a performance cash award having a maximum value in excess of $5,000,000. Such limitations are designed to help assure that any deductions to which we would otherwise be entitled with respect to such awards will not be subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to any covered executive officer imposed by Section 162(m) of the Code. In addition, subject to adjustment for certain changes in our capitalization, a maximum of the greater of 39,001 shares of our common stock or such number of shares of our common stock that has a fair market value on the grant date equal to $300,000 may be granted to any one non-employee director during any one calendar year pursuant to stock awards.

Administration

Our Board, or a duly authorized committee thereof, has the authority to administer the Amended and Restated 2014 Plan. Our Board may also delegate to one or more of our officers the authority to (1) designate employees (other than other officers) to be recipients of certain stock awards, and (2) determine the number of shares of common stock to be subject to such stock awards. Subject to the terms of the Amended and Restated 2014 Plan, our Board or the authorized committee, referred to herein as the plan administrator, determines recipients, dates of grant, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and vesting schedule applicable to a stock award. Subject to the limitations set forth below, the plan administrator will also determine the exercise price, strike price or purchase price of awards granted and the types of consideration to be paid for the award.

The plan administrator has the authority to modify outstanding awards under our Amended and Restated 2014 Plan. Subject to the terms of our Amended and Restated 2014 Plan, the plan administrator has the authority to reduce the exercise, purchase or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.

Stock Options

Incentive and non-statutory stock options are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the Amended and Restated 2014 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the Amended and Restated 2014 Plan vest at the rate specified by the plan administrator.

The plan administrator determines the term of stock options granted under the Amended and Restated 2014 Plan, up to a maximum of 10 years. Unless the terms of an option holder's stock option agreement provide otherwise, if an option holder's service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the option holder may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionholder's service relationship with us or any of our affiliates ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. Additionally, options generally terminate immediately in the event that the option holder breaches certain restrictive covenants set forth in the option agreement. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO, and (5) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder's death.

Tax Limitations On Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of our common stock with respect to incentive stock options (ISOs) that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as non-statutory stock options (NSOs). No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Awards

Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator. Restricted stock awards may be granted in consideration for (1) cash, check, bank draft or money order, (2) services rendered to us or our affiliates, or (3) any other form of legal consideration. Common stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule to be determined by the plan administrator. Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock awards that have not vested will be forfeited upon the participant's cessation of continuous service for any reason.

Restricted Stock Unit Awards

Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant's cessation of continuous service for any reason.

Stock Appreciation Rights

Stock appreciation rights are granted pursuant to stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the strike price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. A stock appreciation right granted under the Amended and Restated 2014 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

The plan administrator determines the term of stock appreciation rights granted under the Amended and Restated 2014 Plan, up to a maximum of ten years. Unless the terms of a participant's stock appreciation right agreement provides otherwise, if a participant's service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. The stock appreciation right term may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant's service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. Additionally, stock appreciation rights generally terminate immediately in the event that the option holder breaches certain restrictive covenants set forth in the option agreement. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards

The Amended and Restated 2014 Plan provides for the grant of performance stock awards and performance cash awards. A performance award may vest or be exercised upon achievement of pre-determined performance goals during a specified period. A performance award may also require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Board or, to the extent necessary to comply with Section 162(m) of the Code, the compensation committee. Performance goals will generally be established not later than ninety (90) days into a performance period. As soon as administratively practicable following the end of the performance period, the compensation committee will certify (in writing) whether the performance goals have been satisfied.

Section 162(m) of the Code disallows a deduction to any publicly held corporation and its affiliates for certain compensation paid to "covered employees" in a taxable year to the extent that compensation to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified "performance-based compensation," are not subject to this deduction limitation. While we believe it is in the best interests of us and our stockholders to preserve the ability to grant "performance-based compensation" under Section 162(m) of the Code, in certain circumstances, we may determine to grant compensation to covered employees that will not qualify as "performance-based compensation" for purposes of Section 162(m) of the Code. Moreover, even if we intend to grant compensation that qualifies as "performance-based compensation," we cannot guarantee that such compensation ultimately will be deductible by us.

In granting a performance award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the compensation committee will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. Within the time period prescribed by Section 162(m) of the Code, at the time when the achievement of the performance goals remains substantially uncertain (typically no later than the earlier of the 90th day of the performance period and the date on which 25% of the performance period has elapsed), the compensation committee will establish the performance goals, based upon one or more criteria, or performance criteria, enumerated in the Amended and Restated 2014 Plan and described below. Prior to the payment of any compensation under any award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the compensation committee will certify (in writing) whether the performance goals have been satisfied. Notwithstanding satisfaction of the achievement of any performance goals, the number of shares of common stock, stock options, cash or other consideration granted, issued, retainable or vested under an award on account of such satisfaction may be reduced by the compensation committee, as determined in its sole discretion.

The performance goals that may be selected include one or more of the following: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder's equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment, clinical trial results, new and supplemental indications for existing products, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, and product supply); (xxix) stockholders' equity; (xxx) capital expenditures; (xxxi) debt levels; (xxxii) operating profit or net operating profit; (xxxiii) workforce diversity; (xxxiv) growth of net income or operating income; (xxxv) billings; (xxxvi) bookings; (xxxvii) employee retention; (xxxviii) initiation of phases of clinical trials and/or studies by specific dates; (xxxix) patient enrollment rates; (xl) budget management; (xli) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product candidate; (xlii) regulatory milestones; (xliii) progress of internal research or clinical programs; (xliv) progress of partnered programs; (xlv) partner satisfaction; (xlvi) timely completion of clinical trials; (xlvii) submission of INDs and NDAs and other regulatory achievements; (xlviii) research progress, including the development of programs; (xlix) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); (l) customer satisfaction; and (li) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by our Board.

The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, we will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other non-recurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any "extraordinary items" as determined under generally accepted accounting principles and such other adjustments set forth in the Amended and Restated 2014 Plan; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company's bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item; and (13) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the U.S. Food and Drug Administration or any other regulatory body. In addition, we retain the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the goals and to define the manner of calculating the performance goals selected. The performance goals may differ from participant to participant and from award to award.

Other Stock Awards

The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Changes to Capital Structure

In the event that there is a specified type of change in our capital structure, such as a stock split or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under the Amended and Restated 2014 Plan, (ii) the class and maximum number of shares by which the share reserve may increase automatically each year, (iii) the class and maximum number of shares that may be issued upon the exercise of ISOs, (iv) the class and maximum number of shares subject to stock awards that can be granted in a calendar year (as established under the Amended and Restated 2014 Plan pursuant to Section 162(m) of the Code), (v) the class(es) and maximum number of securities that may be awarded to any Non-Employee Director and (vi) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions

In the event of certain specified significant corporate transactions, the plan administrator has the discretion to take any of the following actions with respect to stock awards:

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  arrange for the assumption, continuation or substitution of a stock award by a surviving or acquiring entity or parent company;

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  arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring entity or parent company;

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  accelerate the vesting of the stock award and provide for its termination prior to the effective time of the corporate transaction;

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  arrange for the lapse of any reacquisition or repurchase right held by us;

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  cancel or arrange for the cancellation of the stock award in exchange for such cash consideration, if any, as our Board may deem appropriate; or

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  make a payment equal to the excess of (a) the value of the property the participant would have received upon exercise of the stock award over (b) the exercise price otherwise payable in connection with the stock award.

Our plan administrator is not obligated to treat all stock awards, even those that are of the same type, in the same manner.

Under the Amended and Restated 2014 Plan, a corporate transaction is generally the consummation of (i) a sale or other disposition of all or substantially all of our consolidated assets, (ii) a sale or other disposition of at least 90% of our outstanding securities, (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control

The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us that the stock award will be subject to additional acceleration of vesting and exercisability in the event of a change in control. Under the Amended and Restated 2014 Plan, a change in control is generally (i) the acquisition by a person or entity of more than 50% of our combined voting power other than by merger, consolidation or similar transaction; (ii) a consummated merger, consolidation or similar transaction immediately after which our stockholders cease to own more than 50% of the combined voting power of the surviving entity; or (iii) a consummated sale, lease or exclusive license or other disposition of all or substantially of our consolidated assets.

Amendment and Termination

Our Board has the authority to amend, suspend, or terminate the Amended and Restated 2014 Plan, provided that such action does not materially impair the existing rights of any participant without such participant's written consent. No ISOs may be granted after the tenth anniversary of the date our Board adopted the Amended and Restated 2014 Plan.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended and Restated 2014 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant's tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired pursuant to the Amended and Restated 2014 Plan. The Amended and Restated 2014 Plan is not qualified under the provisions of Section 401(a) of the code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant's tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant's capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The Amended and Restated 2014 Plan provides for the grant of stock options that are intended to qualify as "incentive stock options," as defined in Section 422 of the code. Under the code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant's tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant's alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m), and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to conform to the requirements of Section 409A of the code or an exception to Section 409A of the code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To conform to the requirements of Section 409A of the code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Section 162(m)

Compensation of persons who are "covered employees" of the Company is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as "performance-based compensation" are exempt from the limitations of Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation. The Amended and Restated 2014 Plan is intended to enable us to grant awards that will be exempt from the deduction limits of Section 162(m). Under Section 162(m), compensation attributable to stock options and stock appreciation rights generally may be eligible to qualify as performance-based compensation if, among other requirements, (i) such awards are approved by a compensation committee composed solely of "outside directors," (ii) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (iii) the per-employee limitation is approved by the stockholders, and (iv) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant. Compensation attributable to restricted stock, RSUs, performance awards and other stock-based awards generally may be eligible to qualify as performance-based compensation, if, among other requirements, (i) the award is approved by a compensation committee composed solely of "outside directors," (ii) the award is granted, becomes vested or is settled, as applicable, only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) a committee of outside directors certifies in writing prior to the granting (or vesting or settlement) of the award that the performance goal has been satisfied, and (iv) prior to the granting (or vesting or settlement) of the award, the stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

NEW PLAN BENEFITS

The benefits or amounts that will be received by or allocated to our executive officers, non-executive directors and employees under the Amended and Restated 2014 Plan are not determinable because the Amended and Restated 2014 Plan does not provide for set benefits or amounts, or objective criteria for determining the compensation thereunder with regard to any participants, and we have not approved any awards that are conditioned on stockholder approval of this proposal.

2014 PLAN BENEFITS

The following table sets forth, for each of the individuals and various groups indicated, the number of shares of our common stock subject to awards granted under the 2014 Plan as of June 12, 2015.

Name and position	Number of shares subject to awards
Scott Tarriff	200,000
President and Chief Executive Officer, Director
Steven L. Krill, Ph.D.	129,191
Chief Scientific Officer
David E. Riggs	98,894
Chief Financial Officer
All Current Executive Officers as a Group	464,085
All Current Non-Executive Directors as a Group	113,400
All Employees as a Group (including all current non-executive officers)	762,659
Each Nominee for Election as a Director
David M. Pernock	15,000
Michael Graves	19,680
Alain Schreiber, M.D.	19,680
Each associate of any director, executive officer or nominee	—
Each other current and former 5% holder or future 5% recipient	—

The affirmative vote of a majority of the votes cast affirmatively or negatively at the annual meeting is required to approve the Amended and Restated 2014 Plan.

REQUIRED VOTE AND BOARD OF DIRECTORS RECOMMENDATION

Stockholder approval of this Proposal Three requires a "For" vote from at least a majority of the shares cast affirmatively or negatively at the annual meeting. The Amended and Restated 2014 Plan will not go into effect if our stockholders do not vote "For" approval of the Amended and Restated 2014 Plan.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding our executive officers as of June 1, 2015:

Name	Age	Position(s)
Executive Officers
Scott Tarriff	56	President and Chief Executive Officer, Director
David E. Riggs	63	Chief Financial Officer
Steven L. Krill, Ph.D.	55	Chief Scientific Officer
Adrian Hepner	53	Executive Vice President, Clinical Research, Medical & Regulatory Affairs

The following is biographical information for our executive officers:

Scott Tarriff

Scott Tarriff is our founder and has served as our President and Chief Executive Officer and as a member of our Board since our inception in January 2007. Prior to joining Eagle, Mr. Tariff held various executive positions at Par Pharmaceutical Companies, Inc., a publicly-traded developer, manufacturer and marketer of specialty pharmaceuticals, including as president and chief executive officer from September 2003 to September 2006, after joining Par in 1998. Mr. Tarriff also served on Par's Board of Directors from 2002 to September 2006. Prior to that, Mr. Tarriff held various positions with Bristol-Meyers Squibb, a publicly-traded biopharmaceutical company, including senior director-marketing. Mr. Tarriff has served as a director of Synthetic Biologics, Inc., a publicly-traded biotechnology company, since February 2012 and previously served on the Board of Directors of Clinical Data, Inc., a publicly-traded pharmaceutical company, from September 2009 to April 2011 when Clinical Data was acquired by Forest Laboratories, Inc. Mr. Tarriff holds a B.S. in marketing from Pennsylvania State University and an M.B.A. from Rider College. The Board believes that Mr. Tarriff's extensive knowledge of our business, his management experience in the pharmaceutical industry, as well as his operational expertise, qualifies him to serve on our Board and as our President and Chief Executive Officer.

David E. Riggs

David E. Riggs has served as our Chief Financial Officer since November 2013. From May 2010 to October 2013, Mr. Riggs served as a healthcare consultant at various biotechnology and pharmaceutical companies. From March 2006 to May 2010, Mr. Riggs served as chief financial officer of Ferring Pharmaceuticals Inc., a private biopharmaceutical company devoted to isolating, developing and marketing innovative products in the fields of reproductive health, urology, gastroenterology, endocrinology and osteoarthritis. From January 2003 to September 2005, Mr. Riggs held various positions at eXegenics Inc., a publicly-traded pharmaceutical company that is now OPKO Health, Inc., including most recently as its chief executive officer. Mr. Riggs served as senior vice president and chief financial officer of Axys Pharmaceuticals, Inc., a publicly-traded pharmaceutical company, from March 2000 until it was acquired by Applera Corporation in November 2001. From February 1992 to February 2000, Mr. Riggs held various positions at Unimed Pharmaceuticals, Inc., a private company focused on developing and commercializing products in human immunodeficiency virus, oncology and urology specialty markets. Previously, Mr. Riggs held various positions at Fujisawa Pharmaceuticals, Inc., a private pharmaceutical company that was acquired by Astellas Pharma Inc., including treasurer and director of financial planning and analysis. Mr. Riggs holds a B.S. in accounting from the University of Illinois and an M.B.A. from DePaul University.

Steven L. Krill, Ph.D.

Steven L. Krill, Ph.D.    has served as our Chief Scientific Officer since February, 2013. He held the position of Vice President of Pharmaceutical Development from October 2011 to February 2013. Dr. Krill served as the vice president of Scientific Affairs at Teva Parenteral Medicines from March 2009 to August 2011. Dr. Krill held the positions of Vice President Pharmaceutical Research and Development (December 2005 until March 2009) and Director of Pharmaceutics and Investigational Supplies (from May 2002 to December 2005) at Boehringer Ingelheim. Prior to that, Dr. Krill held various management positions at Lipocine Inc., Novartis Pharmaceuticals and Abbott Laboratories Dr. Krill is an author of over 30 publications and inventor of multiple patents in the area of drug delivery. Dr. Krill holds a B.S. in pharmacy and an M.S. in pharmaceutical sciences from the University of Cincinnati and a Ph.D. in Pharmaceutics from the University of Utah.

Adrian Hepner, M.D.

Adrian Hepner, M.D., has served as our Executive Vice President, Clinical Research, Medical & Regulatory Affairs since January 2015. Dr. Hepner has over 25 years of U.S. and international experience in clinical studies and has been involved in filing of multiple INDs and NDAs. Dr. Hepner trained first as a physician and later as a neuropsychiatrist at the University of Buenos Aires School of Medicine. He also spent a number of years as a post-doctoral fellow in neuropsychopharmacology at the University of Ottawa. Following his post-doctoral fellowship Dr. Hepner was a clinical consultant to a number of pharmaceutical companies and a leading clinical investigator in Latin America. In 2001, he joined IVAX Corporation where he was director of new drug development. Prior to joining Eagle he was Vice President of Clinical Research and Medical Affairs at Biodelivery Sciences International, Vice President of Clinical Research and Medical Affairs at Avanir Pharmaceuticals and director of innovative R&D at TEVA Pharmaceuticals. Dr. Hepner has over 30 publications and has also received an award from the National Academy of Medicine in Argentina for his research work in dementias.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the Company's common stock as of June 12, 2015 for:

  •
  each director and nominee for director;

  •
  each beneficial owner of more than five percent of the outstanding common stock

  •
  each of the named executive officers; and

  •
  all of the directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities, or have the right to acquire such powers within 60 days. Common stock subject to options that are currently exercisable or exercisable within 60 days of June 12, 2015 are deemed to be outstanding and beneficially owned by the person holding the options or warrants. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Percentage ownership calculations are based on 15,564,433 shares outstanding as of June 12, 2015. Addresses of individuals are in care of Eagle Pharmaceuticals, Inc., 50 Tice Boulevard, Suite 315, Woodcliff Lake, New Jersey 07677.

	Beneficial Ownership
Name and Address of Beneficial Owner(1)	Number of Shares	Percentage of Total
5% or greater stockholders:
ProQuest and its affiliates(2)	4,842,636	31.1%
General Electric Pension Trust(3)	936,922	6.0
Cormorant Global Healthcare Master Fund(4)	810,000	5.2
J.W. Partners(5)	801,149	5.1
Park West Asset Management(6)	800,000	5.1
Named Executive Officers and Directors:
Scott Tarriff(7)	1,818,722	11.5
David E. Riggs(8)	20,819	*
Steven L. Krill, Ph.D.(9)	20,180	*
Jay Moorin(10)	4,869,205	31.2
Steven Ratoff(11)	45,943	*
Sander Flaum(12)	46,168	*
Michael Graves(13)	8,775	*
Alain Schreiber, M.D.(14)	4,847,771	31.1
David M. Pernock	—	*
All directors and executive officers as a group (10 persons)	6,834,947	42.8

(*)
Represents beneficial ownership of less than one percent.

(1)
This table is based upon information supplied by officers, directors and shareholders known by us to be beneficial owners of more than five percent of our common stock as well as Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the common stock indicated as beneficially owned. Applicable percentages are based on 15,564,433 shares outstanding on June 12, 2015.

(2)
Includes (a) 4,770,828 shares of common stock held by ProQuest Investments IV, L.P., (b) 9,360 shares of common stock held by ProQuest Management LLC, (c) 43,993 shares of common stock held by ProQuest Management LLC DBPP FBO Jay Moorin and (d) 18,455 shares of common stock held by ProQuest Management LLC Salary Savings Plan FBO Jay Moorin and for the benefit of certain other individuals. Jay Moorin and Alain Schreiber, M.D. two of our directors, are managing members of ProQuest Management LLC and ProQuest Associates IV, LLC, the General Partner of ProQuest Investments IV, L.P. and may be deemed to have shared voting, investment and dispositive power with respect to these shares. Messrs. Moorin and Schreiber are also trustees of ProQuest Management LLC DBPP FBO Jay Moorin and the ProQuest Management LLC Salary Savings Plan FBO Jay Moorin and for the benefit of certain other individuals and, as such, may be deemed to share voting and investment power with respect to all shares held by such entities. The principal address of each of the ProQuest entities is 2340 Vanderbilt Beach Road #108-190 Naples, Florida 34109.

(3)
General Electric Pension Trust ("GEPT") is an employee benefit plan trust for the benefit of the employees and retirees of General Electric Company and its subsidiaries. GE Asset Management Incorporated ("GEAM") is a registered investment adviser and acts as Investment Manager for GEPT. GEAM may be deemed to beneficially share ownership of the shares owned by GEPT, but has no pecuniary interest in such shares. GEAM, acting alone, has the power to direct the voting and disposition of the Company securities held by GEPT. GEAM has delegated responsibility for exercising voting and dispositive power over such securities to three of its officers: Don W. Torey, Patrick J. McNeela and Tony Pantuso. These three officers act on a consensus basis in determining how and when to exercise voting and dispositive power with respect to these securities. Any such exercise requires the consent of at least two of these three persons. General Electric Company, Messrs. Torey, McNeela and Pantuso expressly disclaim beneficial ownership of all shares owned by GEPT. The principal address of General Electric Pension Trust is c/o GE Asset Management Incorporated, 1600 Summer Street, Stamford, CT 06905.

(4)
Cormorant Global Healthcare GP, LLC serves as the general partner of the Cormorant Global Healthcare Master Fund, LP ("Cormorant"), and Cormorant Asset Management, LLC serves as the investment manager of Cormorant. Bihua Chen serves as the managing member of Cormorant Global Healthcare GP, LLC and Cormorant Asset Management, LLC. The Principal address of Cormorant Asset Management, LLC is 100 High Street, Suite 1105, Boston, MA 02110.

(5)
Includes 618,112 shares of common stock held by J.W. Partners, L.P. and 183,037 shares of common stock held by J.W. Opportunities Fund, LLC. Jason G. Wild serves as: (a) the managing member of JW GP, LLC, which is the general partner of J.W. Partners, L.P. and the manager of J.W. Opportunities Fund, LLC; and (b) the managing member of JW Asset Management, LLC, which is the investment advisor of J.W. Partners, L.P. and J.W. Opportunities Fund, LLC. The principal address of JW GP, LLC is 515 Madison Avenue, 14th Floor, New York, NY 10022.

(6)
Park West Asset Management LLC (PWAM) is the investment manager to Park West Investors Master Fund, Limited, a Cayman Islands exempted company (PWIMF), and Park West Partners International, Limited, a Cayman Islands exempted company (PWPI and, together with PWIMF, the "PW Funds"). As of December 31, 2014, PWIMF held 686,286 common shares and PWPI held 113,714 common shares. PWAM, as the investment manager to the PW Funds, and Peter S. Park, as the sole member and manager of PWAM (Mr. Park), may be deemed to beneficially own the 800,000 common shares. The principal address of PWAM is 900 Larkspur Landing Circle, Suite 165, Larkspur, California 94939.

(7)
Includes 176,361 shares of common stock held by Janney Montgomery Scott LLC CUST FBO Scott Tarriff IRA and 269,100 shares of common stock underlying options that are exercisable within 60 days of June 12, 2015. Mr. Tarriff is a trustee of Janney Scott LLC CUST FBO Scott Tarriff IRA and, as such, may be deemed to share voting and investment power with respect to all shares held by such entity.

(8)
Includes 20,819 shares of common stock underlying options that are exercisable within 60 days of June 12, 2015.

(9)
Includes 20,180 shares of common stock underlying options that are exercisable within 60 days of June 12, 2015.

(10)
Includes the shares of common stock held by the ProQuest entities referred to in footnote (2) above and 26,569 shares of common stock underlying options that are exercisable within 60 days of June 12, 2015. Mr. Moorin is a managing member of ProQuest Management LLC and ProQuest Associates IV LLC, the General Partner of ProQuest Investments IV, L.P. and, as such, may be deemed to share voting and investment power with respect to all shares held by such entities. Mr. Moorin is also a trustee of ProQuest Management LLC DBPP FBO Jay Moorin and the ProQuest Management LLC Salary Savings Plan FBO Jay Moorin and for the benefit of certain other individuals and, as such, may be deemed to share voting and investment power with respect to all shares held by such entities.

(11)
Includes 26,569 shares of common stock underlying options that are exercisable within 60 days of June 12, 2015.

(12)
Includes 26,569 shares of common stock underlying options that are exercisable within 60 days of June 12, 2015.

(13)
Includes 8,775 shares of common stock underlying an option that is exercisable within 60 days of June 12, 2015.

(14)
Includes the shares of common stock held by the ProQuest entities referred to in footnote (2) above and 5,135 shares of common stock underlying options that are exercisable within 60 days of June 12, 2015. Dr. Schreiber is a managing member of the ProQuest Management LLC and ProQuest Associates IV LLC, General Partner of ProQuest Investments IV, L.P. and, as such, may be deemed to share voting and investment power with respect to all shares held by such entities. Dr. Schreiber is also a trustee of ProQuest Management LLC DBPP FBO Jay Moorin and the ProQuest Management LLC Salary Savings Plan FBO Jay Moorin and for the benefit of certain other individuals and, as such, may be deemed to share voting and investment power with respect to all shares held by such entities.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 2014, we believe no Section 16(a) filings were late except for the following: eight Form 4s reporting an April 8, 2014 option grant to each of the Company's officers and directors (which consisted of Paul Bruinenberg, Steven Krill, David Riggs, Alain Schreiber, Steven Ratoff, Jay Moorin, Michael Graves and Sander Flaum) were filed late due to administrative error.

EXECUTIVE COMPENSATION

Our named executive officers for the fiscal year ended September 30, 2014, which consist of our principal executive officer and the next two most highly compensated executive officers who were serving as executive officers as of September 30, 2014, are:

  •
  Scott Tarriff, our President and Chief Executive Officer;

  •
  Steven L. Krill, Ph.D., our Chief Scientific Officer; and

  •
  David E. Riggs, our Chief Financial Officer.

Summary Compensation Table

The following table provides information regarding the compensation provided to our named executive officers during the fiscal years ended September 30, 2014 and September 30, 2013:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Scott Tarriff	2014	449,633	—	493,639	38,738	(2)	975,932
President and Chief Executive Officer, Director	2013	408,038	—		35,709	(2)	440,638
Steven L. Krill, Ph.D.	2014	327,405	25,000	392,228	12,259	(2)	747,683
Chief Scientific Officer	2013	272,592	—	116,547	11,282	(2)	392,189
David E. Riggs(3) Chief Financial Officer	2014	265,929	—	396,357	19,620	(4)	681,906

(1)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted, computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of these amounts are included in Note 2 to our Financial Statements included in the Company's Annual Report on Form 10-K. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(2)
Amount consists of premiums paid by us for group life, long term disability and health insurance.

(3)
Mr. Riggs joined us in November 2013 as our Chief Financial Officer.

(4)
Amount includes premiums paid by us for group life, long term disability and health insurance, as well as moving and temporary living expenses.

Annual Base Salary

The compensation of our named executive officers is generally determined and approved by our Board or our compensation committee of our Board. The chart below reflects the base salaries approved by our Board and compensation committee for our named executive officers during fiscal year ended September 30, 2014.

Name	Salary ($)
Scott Tarriff	435,000
Steven L. Krill, Ph.D.	306,000
David E. Riggs	300,000

Bonuses

We provided a bonus of $25,000 to Steven L. Krill, Ph.D. on April 1, 2014.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests with those of our employees and consultants, including our named executive officers. The Board or the compensation committee is responsible for approving equity grants. We have generally granted stock options to our executive officers, employees and consultants as incentive compensation; however, we previously granted restricted stock awards to certain individuals other than our named executive officers, none of which remain outstanding. Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure. We may grant equity awards to our employees and consultants from time to time, as determined appropriate by our Board or the compensation committee. In addition, our executives generally are awarded an initial option grant upon commencement of employment. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance.

Prior to our 2014 initial public offering, we granted all equity awards pursuant to the 2007 Incentive Compensation Plan, or the 2007 Plan. Following the initial public offering, we have provided equity compensation generally in the form of stock option grants under the 2014 Plan. All options are granted with a per share exercise price equal to no less than the fair market value of a share of our common stock on the date of grant of each award. Generally our stock option awards vest over a four-year period and are granted with an early exercise feature allowing the holder to exercise and receive unvested shares of our stock which are subject to our right to repurchase in accordance with the vesting schedule. Stock options and shares acquired by early exercising stock options that are subject to our repurchase right accelerate vesting upon the occurrence of change in control transactions under certain circumstances.

Agreements with our Named Executive Officers

We entered into an employment agreement with Mr. Tarriff in March 2007 setting forth the terms of his employment. Pursuant to the agreement, Mr. Tarriff is entitled to an initial annual base salary of $280,000, subject to increase by the Board, and is eligible to receive an annual bonus if determined by the Board. Mr. Tarriff is additionally entitled to certain severance and change in control benefits pursuant to his agreement, the terms of which are described below under "Potential Payments Upon Termination or Change in Control." During Mr. Tarriff's employment and for one year thereafter, Mr. Tarriff may not solicit our employees or full-time consultants and he cannot be employed by or start a business that is in competition with us.

We entered into an offer letter agreement with Dr. Krill in September 2011 setting forth the terms of his employment. Pursuant to the agreement, Dr. Krill is entitled to an initial annual base salary of $260,000, reimbursement up to $20,000 for relocation costs, which was paid to Dr. Krill in 2011, and an option to purchase 7,800 shares of our common stock, which was granted to Dr. Krill in September 2011. Such option vests over a four year period at 25% per year. As a condition to his employment, Dr. Krill was required to sign a standard Trade Secret, Non-Disclosure and Restrictive Covenant Agreement.

We entered into an offer letter agreement with Mr. Riggs in November 2013 setting forth the terms of his employment. Pursuant to the agreement, Mr. Riggs is entitled to an initial annual base salary of $300,000, reimbursement of reasonable living expenses until January 1, 2014 and an option to purchase 35,881 shares of our common stock which was granted to Mr. Riggs in November 2013. Such option vests over a four-year period, with 25% of the shares vesting on November 21, 2014 and the remainder vesting in equal monthly installments over a period of three years. As a condition to his employment, Mr. Riggs was required to sign a standard Trade Secret, Non-Disclosure and Restrictive Covenant Agreement.

Potential Payments Upon Termination or Change in Control

Pursuant to Mr. Tarriff's employment agreement, if he is terminated without cause (and other than as a result of his death or disability) or if he resigns for good reason, he is entitled to receive continued payments of his base salary for 12 months following the date of his termination, provided that he continues to comply with certain restrictive covenants set forth in his employment agreement.

For purposes of Mr. Tarriff's employment agreement, "cause" generally means (1) his neglect or failure to perform his substantial duties or obligations, including his material breach of his employment agreement, after receiving prior written notice and an opportunity to cure, if applicable; (2) his willful misconduct that materially injures our reputation, business or business relationships; (3) his conviction of or plea of guilty or nolo contendere to any crime or offense involving our money or other property; (4) his conviction of or plea of guilty or nolo contendere to or acceptance of deferred adjudication or judgment to any crime constituting a felony; (5) his breach of any fiduciary duty prohibiting his self-dealing to improperly secure any personal profit or gain in connection with our business; or (6) entry of an order of a court or securities regulatory or self-regulatory body which enjoins or otherwise sanctions, limits or restricts his performance under his employment agreement, due to his misconduct.

For purposes of Mr. Tarriff's employment agreement, "good reason" generally means his termination of employment with us for any of the following reasons unless cured within a specified period of notice by Mr. Tarriff: (1) our failure to promptly pay him any undisputed compensation owed under his employment agreement; (2) any reduction in his employee benefits or bonus opportunity, other than one made generally for all senior executives or as a result of our impaired finances; (3) our material diminution in his duties, title, authority or responsibilities; (4) our assignment to him of duties that are inconsistent with the duties stated in his employment agreement; (5) our material breach of any provision of his employment agreement; (6) a requirement that he relocate as a result of moving his offices outside the greater New York City metropolitan area; or (7) our delivery of a written notice electing not to extend the term of his employment under his employment agreement.

In addition, each of our named executive officers holds stock options under the 2007 Plan that provide for acceleration of vesting and lapse of our repurchase right with respect to shares acquired by early exercising such options upon certain change in control transactions or such named executive officer's subsequent termination.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding outstanding equity awards granted to our named executive officers that remained outstanding as of September 30, 2014.

		Option awards
	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price Per Share ($)(2)	Option Expiration Date
Scott Tarriff	10/02/2008	113,104	—	4.04	10/01/2018
	04/02/2009	124,804	—	4.04	04/01/2019
	05/03/2011	31,201	—	8.78	05/02/2021
	08/26/2014	—	75,000	12.63	08/25/2024
David E. Riggs	11/21/2013	35,881	—	4.94	11/20/2023
	04/08/2014	—	17,608	12.67	04/07/2024
	08/26/2014	—	25,000	12.63	08/25/2024
Steven L. Krill, Ph.D.	09/26/2011	7,800	—	8.78	09/25/2021
	07/12/2012	5,460	—	8.78	07/11/2022
	04/19/2013	21,917	—	4.42	04/18/2023
	04/08/2014	—	17,905	12.67	04/07/2024
	08/26/2014	—	40,000	12.63	08/25/2024

(1)
The option awards listed in the table above vest with respect to 25% of the shares one year following the date of grant and with respect to 1/36th of the remaining shares on each monthly anniversary thereafter over the following three years, subject to the executive's continuous service with us through the vesting date. All option awards granted under the 2007 Plan (which excludes the April 8, 2014 and August 26, 2014 awards in the table above) are fully exercisable on the date of grant.

(2)
All of the option awards listed in the table above were granted with a per share exercise price equal to the fair market value of one share of our common stock on the date of grant.

Option Repricings

We did not engage in any repricings or other modifications or cancellations with respect to the outstanding equity awards held by or granted to our named executive officers during the fiscal year ended September 30, 2014.

Perquisites, Health, Welfare and Retirement Benefits

Our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, group life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We provide the opportunity to participate in a 401(k) plan to our employees, including our named executive officers, as discussed in the section below entitled "401(k) Plan."

We generally do not provide perquisites or personal benefits to our named executive officers, except in certain limited circumstances such as providing relocation benefits in connection with hiring a new executive. We did not provide any such perquisites or personal benefits in fiscal year 2014. We do, however, pay the premiums for group term life insurance, long-term disability, dental and health insurance for all of our employees, including our named executive officers. None of our named executive officers participate in non-qualified deferred compensation plans or qualified defined benefit pension plans sponsored by us. Our Board may elect to adopt such plans in the future if it determines that doing so is in our best interests.

401(k) Plan

We maintain a 401(k) profit sharing plan, or 401(k) plan, for our employees. Our named executive officers are eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code. The plan provides that each participant may contribute up to the lesser of 75% of his or her compensation or the statutory limit, which was $17,500 for calendar year 2013 and $17,500 for calendar year 2014. Participants who are 50 years or older can also make "catch-up" contributions, which in calendar year 2013 and 2014 was up to an additional $5,500 above the statutory limit. We did not make matching contributions or profit sharing contributions into the 401(k) plan on behalf of participants in fiscal year 2014. Participant contributions are held and invested, pursuant to the participant's instructions, by the plan's trustee.

Non-qualified Deferred Compensation

None of our named executive officers participate in or have account balances in non-qualified defined contribution plans or other non-qualified deferred compensation plans maintained by us. Our Board may elect to provide our officers and other employees with non-qualified defined contribution or other non-qualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Limitations on Liability and Indemnification Agreements

As permitted by Delaware law, provisions in our amended and restated certificate of incorporation and amended and restated bylaws limit or eliminate the personal liability of directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, a director exercise an informed business judgment based on all material information reasonably available to him or her. Consequently, a director will not be personally liable to us or our stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for:

  •
  any breach of the director's duty of loyalty to us or our stockholders;

  •
  any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

  •
  any act related to unlawful stock repurchases, redemptions or other distributions or payments of dividends; or

  •
  any transaction from which the director derived an improper personal benefit.

These limitations of liability do not limit or eliminate our rights or any stockholder's rights to seek nonmonetary relief, such as injunctive relief or rescission. These provisions will not alter a director's liability under other laws, such as the federal securities laws or other state or federal laws. Our amended and restated certificate of incorporation also authorizes us to indemnify our officers, directors and other agents to the fullest extent permitted under Delaware law.

As permitted by Delaware law, our amended and restated bylaws provide that:

  •
  we will indemnify our directors, officers, employees and other agents to the fullest extent permitted by law;

  •
  we must advance expenses to our directors and officers, and may advance expenses to our employees and other agents, in connection with a legal proceeding to the fullest extent permitted by law; and

  •
  the rights provided in our amended and restated bylaws are not exclusive.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director or officer, then the liability of our directors or officers will be so eliminated or limited to the fullest extent permitted by Delaware law, as so amended. Our bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in connection with their services to us, regardless of whether our bylaws permit such indemnification. We have obtained such insurance.

In addition to the indemnification that is provided for in our amended and restated certificate of incorporation and amended and restated bylaws, we have entered into separate indemnification agreements with each of our directors and executive officers, which may be broader than the specific indemnification provisions contained in the Delaware General Corporation Law. These indemnification agreements may require us, among other things, to indemnify our directors and executive officers for some expenses, including attorneys' fees, expenses, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of his or her service as one of our directors or executive officers or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.

This description of the indemnification provisions of our amended and restated certificate of incorporation, our amended and restated bylaws and our indemnification agreements is qualified in its entirety by reference to these documents.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, or the Securities Act, may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought and we are not aware of any threatened litigation that may result in claims for indemnification.

Director Compensation

Historically, we have not paid cash or equity compensation to directors who are also our employees for service on our Board. Prior to our 2014 initial public offering, we provided equity compensation generally in the form of stock option grants under the 2007 Plan to our non-employee members of our Board. Following the initial public offering, we have provided equity compensation generally in the form of stock option grants under our 2014 Plan. We have reimbursed and will continue to reimburse all of our non-employee directors for their travel, lodging and other reasonable expenses incurred in attending meetings of our Board and committees of our Board. We do not maintain any agreements with our directors governing their services or compensation for their services on our Board.

On April 8, 2014, we granted an option under the 2014 Equity Incentive Plan to purchase 4,680 shares to each of Mr. Flaum, Mr. Moorin, Mr. Graves, Mr. Ratoff, and Dr. Schreiber, each of which has an exercise price per share of $12.67, is fully exercisable on the date of grant and vests with respect to 100% of the underlying shares on April 8, 2015, subject to the director's continued service with us through such date.

The following table sets forth in summary form information concerning the compensation that we paid or awarded during the fiscal year ended September 30, 2014 to each of our non-employee directors:

Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	Total ($)
Sander Flaum	25,000	34,019	59,019
Jay Moorin	54,250	34,019	88,269
Michael Graves	20,000	34,019	54,109
Steven Ratoff	27,375	34,019	61,394
Alain Schreiber, M.D.	28,000	34,019	62,019

(1)
Mr. Tarriff was an employee director during 2014 and his compensation is fully reflected in the "Summary Compensation Table" above. Mr. Tarriff did not receive any compensation in 2014 for services provided as a member of our Board.

(2)
Amounts listed in this column represent the aggregate grant date fair value of option awards granted during 2014 computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 2 to our Financial Statements. These amounts do not reflect the actual economic value that will be realized by our non-employee directors upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options.

Our non-employee director compensation policy provides that each such non-employee director will receive the following compensation for service on our Board:

  •
  an annual cash retainer of $25,000, paid quarterly for service (other than as chairman) on the Board;

  •
  an additional annual cash retainer of $40,000, paid quarterly, for service as chairman of the Board;

  •
  an additional annual cash retainer of $20,000, paid quarterly, for service as chairman of the audit committee;

  •
  an additional annual cash retainer of $7,500, paid quarterly, for service as chairman of the compensation committee or the nominating and corporate governance committee;

  •
  an additional annual cash retainer of $12,500, paid quarterly, for service (other than as chairman) on the audit committee;

  •
  an additional annual cash retainer of $7,500, paid quarterly, for service on the executive committee;

  •
  an additional annual cash retainer of $4,000, paid quarterly, for service (other than as chairman) on the compensation committee or the nominating and corporate governance committee;

  •
  an annual option grant to purchase 4,680 shares of our common stock vesting monthly over one year following the grant date; and

  •
  upon first joining our Board, an automatic initial grant of an option to purchase 9,360 shares of our common stock vesting monthly over three years following the grant date.

Each of the option grants described above have been granted under our 2014 Plan and will vest in full upon a change in control (as defined under our 2014 Plan).

TRANSACTIONS WITH RELATED PERSONS

RELATED-PERSON TRANSACTIONS POLICY AND PROCEDURES

We have adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a "related-person transaction" is defined as a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any "related person" are participants involving an amount that exceeds $120,000.

Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A related person is defined as any executive officer, director or a holder of more than 5% of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to our audit committee (or, where review by our audit committee would be inappropriate, to another independent body of our Board) for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related persons, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related-person transactions, our audit committee or other independent body of our Board takes into account the relevant available facts and circumstances including, but not limited to:

  •
  the risks, costs and benefits to us;

  •
  the impact on a director's independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

  •
  the terms of the transaction;

  •
  the availability of other sources for comparable services or products; and

  •
  the terms available to or from, as the case may be, unrelated third parties or to or from our employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, our audit committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our audit committee, or other independent body of our Board, determines in the good faith exercise of its discretion. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

CERTAIN RELATED-PERSON TRANSACTIONS

Set forth below is a summary of transactions since October 1, 2013 to which we have been a party, in which the amount involved in the transaction exceeded $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this Proxy Statement.

Initial Public Offering

On February 18, 2014, the Company closed its initial public offering (the "IPO") whereby the Company sold 3,350,000 shares of common stock, at a public offering price of $15.00 per share, before underwriting discounts and expenses. On March 18, 2014, the underwriters exercised an over-allotment option granted in connection with the offering of 100,000 shares of common stock at the initial public offering price, less the underwriter discount. The aggregate net proceeds received by the Company from the offering were approximately $46 million.

The following table sets forth the number of shares of common stock purchased by holders of more than 5% of our common stock or entities affiliated with them, including entities affiliated with certain of our directors at the closing of the initial public offering:

Name(1)	Shares of Common Stock	Purchase Price
ProQuest and its affiliates	333,333	$15.00

(1)
Additional detail regarding these stockholders and their equity holdings is provided under "Security Ownership of Certain Beneficial Owners and Management."

Certain of our current directors had affiliations with the investors that participated in our initial public offering as described above, as indicated in the table below:

Director	Investor
Jay Moorin	ProQuest and its affiliates
Alain Schreiber	ProQuest and its affiliates

INDEMNIFICATION OF OFFICERS AND DIRECTORS

In addition to the indemnification that is provided for in our amended and restated certificate of incorporation and amended and restated bylaws, we have entered into separate indemnification agreements with each of our directors and executive officers, which may be broader than the specific indemnification provisions contained in the Delaware General Corporation Law. These indemnification agreements may require us, among other things, to indemnify our directors and executive officers for some expenses, including attorneys' fees, expenses, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of his or her service as one of our directors or executive officers or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Eagle stockholders will be "householding" the Company's proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Eagle. Direct your written request to John W. LaRocca, Esq., Executive Vice President and General Counsel, Eagle Pharmaceuticals, Inc., 50 Tice Blvd., Suite 315, Woodcliff Lake, NJ 07677 or contact the Company by telephone at (201) 326-5300. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request "householding" of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
/s/ Scott Tarriff Scott Tarriff President and Chief Executive Officer

June 25, 2015

A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K, as amended, for the fiscal year ended September 30, 2014 is available without charge upon written request to: Corporate Secretary, Eagle Pharmaceuticals, Inc., 50 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677.

APPENDIX A

EAGLE PHARMACEUTICALS, INC.

2014 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: NOVEMBER 21, 2013
APPROVED BY THE STOCKHOLDERS: JANUARY 26, 2014
IPO DATE: FEBRUARY 11, 2014
AMENDED AND RESTATED BY THE BOARD OF DIRECTORS: JUNE 24, 2015
APPROVED BY THE STOCKHOLDERS:

1.             GENERAL.

                        (a)    Successor to and Continuation of Prior Plan.    The Plan is intended as the successor to and continuation of the Eagle Pharmaceuticals, Inc. 2007 Incentive Compensation Plan, as amended (the "Prior Plan"). From and after 12:01 a.m. Pacific time on the IPO Date, no additional stock awards will be granted under the Prior Plan. All Awards granted on or after 12:01 a.m. Pacific Time on the IPO Date will be granted under this Plan. All stock awards granted under the Prior Plan will remain subject to the terms of the Prior Plan.

                                (i)    Any shares that would otherwise remain available for future grants under the Prior Plan as of 12:01 a.m. Pacific Time on the IPO Date (the "Prior Plan's Available Reserve") will cease to be available under the Prior Plan at such time. Instead, that number of shares of Common Stock equal to the Prior Plan's Available Reserve will be added to the Share Reserve (as further described in Section 3(a) below) and will be immediately available for grants and issuance pursuant to Stock Awards hereunder, up to the maximum number set forth in Section 3(a) below.

                                (ii)    In addition, from and after 12:01 a.m. Pacific time on the IPO Date, any shares subject, at such time, to outstanding stock awards granted under the Prior Plan that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (such shares the "Returning Shares") will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares, up to the maximum number set forth in Section 3(a) below.

                        (b)    Eligible Award Recipients.    Employees, Directors and Consultants are eligible to receive Awards.

                        (c)    Available Awards.    The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

                        (d)    Purpose.    The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2.             ADMINISTRATION.

                        (a)    Administration by Board.    The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

                        (b)    Powers of Board.    The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

                                (i)    To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

                                (ii)   To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

                                (iii)  To settle all controversies regarding the Plan and Awards granted under it.

                                (iv)  To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).

                                (v)   To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant's rights under the Participant's then-outstanding Award without the Participant's written consent, except as provided in subsection (viii) below.

                                (vi)  To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or bringing the Plan or Awards granted under the Plan into compliance with the requirements for Incentive Stock Options or ensuring that they are exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant's rights under an outstanding Award without the Participant's written consent.

                                (vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding "incentive stock options" or (C) Rule 16b-3.

                                (viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant's rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant's rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant's rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant's consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

                                (ix)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

                                (x)   To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

                                (xi)  To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

                        (c)    Delegation to Committee.

                                (i)    General.    The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

                                (ii)    Section 162(m) and Rule 16b-3 Compliance.    The Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

                        (d)    Delegation to an Officer.    The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(x)(iii) below.

                        (e)    Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.             SHARES SUBJECT TO THE PLAN.

                        (a)    Share Reserve.    Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 2,876,702 shares (the "Share Reserve"), which number is the sum of (i) 728,072 shares that were approved by the Company's stockholders on January 26, 2014, plus (ii) 561,287 shares that were added pursuant to the four percent (4%) automatic annual increase under the Plan on October 1, 2014, plus (iii) 500,000 shares that were approved by the Company's stockholders on [August 4, 2015], plus (iv) the 246,239 shares subject to the Prior Plan's Available Reserve as of the IPO Date, plus (v) the 841,104 shares that are Returning Shares, as such shares become available from time to time.

                In addition, the Share Reserve will automatically increase on January 1st of each year, for the period commencing on January 1, 2016 and ending on (and including) January 1, 2024, in an amount equal to 6% of the total number of shares of Capital Stock outstanding on December 31st of the preceding fiscal year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

                        (b)    Reversion of Shares to the Share Reserve.    If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

                        (c)    Incentive Stock Option Limit.    Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 3,630,830 shares of Common Stock.

                        (d)    Section 162(m) Limitations.    Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations shall apply.

                                (i)    A maximum of 468,018 shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award is granted may be granted to any one Participant during any one calendar year. Notwithstanding the foregoing, if any additional Options, SARs or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award are granted to any Participant during any calendar year, compensation attributable to the exercise of such additional Stock Awards will not satisfy the requirements to be considered "qualified performance-based compensation" under Section 162(m) of the Code unless such additional Stock Award is approved by the Company's stockholders.

                                (ii)   A maximum of 468,018 shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

                                (iii)  A maximum of $5,000,000 may be granted as a Performance Cash Award to any one Participant during any one calendar year.

                        (e)    Limitation on Grants to Non-Employee Directors.    Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, Stock Awards covering a maximum of the greater of (i) 39,001 shares of Common Stock, or (ii) such number of shares of Common Stock that has a fair market value on the grant date equal to $300,000, may be granted to any one Non-Employee Director during any one fiscal year.

                        (f)    Source of Shares.    The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.             ELIGIBILITY.

                        (a)    Eligibility for Specific Stock Awards.    Incentive Stock Options may be granted only to employees of the Company or a "parent corporation" or "subsidiary corporation" thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any "parent" of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as "service recipient stock" under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.

                        (b)    Ten Percent Stockholders.    A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5.             PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

                Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

                        (a)    Term.    Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

                        (b)    Exercise Price.    Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Transaction and in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

                        (c)    Purchase Price for Options.    The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

                                (i)    by cash, check, bank draft or money order payable to the Company;

                                (ii)   pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

                                (iii)  by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

                                (iv)  if an Option is a Nonstatutory Stock Option, by a "net exercise" arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the "net exercise," (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

                                (v)   in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

                        (d)    Exercise and Payment of a SAR.    To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

                        (e)    Transferability of Options and SARs.    The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

                                (i)    Restrictions on Transfer.    An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

                                (ii)    Domestic Relations Orders.    Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

                                (iii)    Beneficiary Designation.    Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant's estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

                        (f)    Vesting Generally.    The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

                        (g)    Termination of Continuous Service.    Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant's Continuous Service terminates (other than for Cause and other than upon the Participant's death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three months following the termination of the Participant's Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

                        (h)    Extension of Termination Date.    If the exercise of an Option or SAR following the termination of the Participant's Continuous Service (other than for Cause and other than upon the Participant's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or

SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant's Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant's Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant's Continuous Service (other than for Cause) would violate the Company's insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant's Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company's insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

                        (i)    Disability of Participant.    Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant's Continuous Service terminates as a result of the Participant's Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

                        (j)    Death of Participant.    Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant's Continuous Service terminates as a result of the Participant's death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant's Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant's estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant's death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant's death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

                        (k)    Termination for Cause.    Except as explicitly provided otherwise in a Participant's Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant's Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant's termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service.

                        (l)    Breach of Restrictive Covenants.    Except as explicitly provided otherwise in a Participant's Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant breaches any non-competition, non-solicitation, non-disclosure and/or other similar agreement that the Participant has entered into with the Company or an Affiliate, the Option or SAR will terminate immediately upon such breach, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date of such breach.

                        (m)    Non-Exempt Employees.    If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant's retirement (as such term may be defined in the Participant's Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company's then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee's regular rate of pay, the provisions of this Section 5(m) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.             PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

                        (a)    Restricted Stock Awards.    Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company's bylaws, at the Board's election, shares of Common Stock may be (x) held in book entry form subject to the Company's instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

                                (i)    Consideration.    A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

                                (ii)    Vesting.    Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

                                (iii)    Termination of Participant's Continuous Service.    If a Participant's Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

                                (iv)    Transferability.    Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

                                (v)    Dividends.    A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

                        (b)    Restricted Stock Unit Awards.    Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

                                (i)    Consideration.    At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

                                (ii)    Vesting.    At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

                                (iii)    Payment.    A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

                                (iv)    Additional Restrictions.    At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

                                (v)    Dividend Equivalents.    Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

                                (vi)    Termination of Participant's Continuous Service.    Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant's termination of Continuous Service.

                        (c)    Performance Awards.

                                (i)    Performance Stock Awards.    A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d) above) that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant's completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

                                (ii)    Performance Cash Awards.    A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

                                (iii)    Board Discretion.    The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

                                (iv)    Section 162(m) Compliance.    Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as "performance-based compensation" thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date 90 days after the commencement of the applicable Performance Period, and (b) the date on which 25% of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such Performance Goals relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of, or completion of any Performance Goals, the number of shares of Common Stock, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.

                        (d)    Other Stock Awards.    Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.             COVENANTS OF THE COMPANY.

                        (a)    Availability of Shares.    The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.

                        (b)    Securities Law Compliance.    The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

                        (c)    No Obligation to Notify or Minimize Taxes.    The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.             MISCELLANEOUS.

                        (a)    Use of Proceeds from Sales of Common Stock.    Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

                        (b)    Corporate Action Constituting Grant of Awards.    Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

                        (c)    Stockholder Rights.    No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

                        (d)    No Employment or Other Service Rights.    Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

                        (e)    Change in Time Commitment.    In the event a Participant's regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

                        (f)    Incentive Stock Option Limitations.    To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

                        (g)    Investment Assurances.    The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

                        (h)    Withholding Obligations.    Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

                        (i)    Electronic Delivery.    Any reference herein to a "written" agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company's intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

                        (j)    Deferrals.    To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant's termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

                        (k)    Compliance with Section 409A of the Code.    Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes "deferred compensation" under Section 409A of the Code is a "specified employee" for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a "separation from service" (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant's "separation from service" (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant's death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

                        (l)    Clawback/Recovery.    All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company's securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for "good reason" or "constructive termination" (or similar term) under any agreement with the Company.

9.             ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

                        (a)    Capitalization Adjustments.    In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d), (iv) the class(es) and maximum number of securities that may be awarded to any Non-Employee Director pursuant to Section 3(e), and (v) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

                        (b)    Dissolution.    Except as otherwise provided in the Stock Award Agreement, in the event of a Dissolution of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company's right of repurchase) will terminate immediately prior to the completion of such Dissolution, and the shares of Common Stock subject to the Company's repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture

(to the extent such Stock Awards have not previously expired or terminated) before the Dissolution is completed but contingent on its completion.

                        (c)    Transaction.    The following provisions will apply to Stock Awards in the event of a Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Transaction, then, notwithstanding any other provision of the Plan, the Board will take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Transaction:

                                (i)    arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction);

                                (ii)   arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company);

                                (iii)  accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Transaction as the Board will determine (or, if the Board will not determine such a date, to the date that is five days prior to the effective date of the Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Transaction;

                                (iv)  arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

                                (v)   cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

                                (vi)  make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Transaction, over (B) any exercise price payable by such holder in connection with such exercise.

                The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

                        (d)    Change in Control.    A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.           PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.

                The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board (the "Adoption Date"), or (ii) the date the Plan was first approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11.           EXISTENCE OF THE PLAN; TIMING OF FIRST GRANT OR EXERCISE.

                The Plan will come into existence on the Adoption Date; provided, however, that no Award may be granted prior to the IPO Date. In addition, no Stock Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award, no Stock Award will be granted) and no Performance Cash Award will be settled unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months after the date the Plan is adopted by the Board.

12.           CHOICE OF LAW.

                The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state's conflict of laws rules.

13.           DEFINITIONS.    As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

                        (a)   "Affiliate" means, at the time of determination, any "parent" or "subsidiary" of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which "parent" or "subsidiary" status is determined within the foregoing definition.

                        (b)   "Award" means a Stock Award or a Performance Cash Award.

                        (c)   "Award Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

                        (d)   "Board" means the Board of Directors of the Company.

                        (e)   "Capital Stock" means each and every class of common stock of the Company, regardless of the number of votes per share.

                        (f)    "Capitalization Adjustment" means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

                        (g)   "Cause" will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or an Affiliate, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or an Affiliate, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement that the Participant has entered into with the Company or an Affiliate, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or an Affiliate, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant's work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Affiliate. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

                        (h)   "Change in Control" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

                                (i)    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company's securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is, on the IPO Date, either an executive officer or a Director (either, an "IPO Investor") and/or any entity in which an IPO Investor has a direct or indirect interest (whether in the form of voting rights or participation in profits or capital contributions) of more than 50% (collectively, the "IPO Entities") or on account of the IPO Entities continuing to hold shares that come to represent more than 50% of the combined voting power of the Company's then outstanding securities as a result of the conversion of any class of the Company's securities into another class of the Company's securities having a different number of votes per share pursuant to the conversion provisions set forth in the Company's Amended and Restated Certificate of Incorporation; or (D) solely because the level of Ownership held by any Exchange Act Person (the "Subject Person") exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

                                (ii)   there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; provided, however, that a merger, consolidation or similar transaction will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the surviving Entity or its parent are owned by the IPO Entities;

                                (iii)  there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the acquiring Entity or its parent are owned by the IPO Entities;

                                (iv)  the stockholders of the Company approve or the Board approves a plan of complete Dissolution of the Company, or a complete Dissolution of the Company will otherwise occur; or

                                (v)   individuals who, on the Adoption Date, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

                Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

                        (i)    "Code" means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

                        (j)    "Committee" means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

                        (k)   "Common Stock" means, as of the IPO Date, the common stock of the Company, having one vote per share.

                        (l)    "Company" means Eagle Pharmaceuticals, Inc., a Delaware corporation.

                        (m)  "Consultant" means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a "Consultant" for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company's securities to such person.

                        (n)   "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service with the Company or an Affiliate, will not terminate a Participant's Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant's Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company's leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

                        (o)   "Corporate Transaction" means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

                                (i)    a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

                                (ii)   a sale or other disposition of at least 90% of the outstanding securities of the Company;

                                (iii)  a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

                                (iv)  a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

                        (p)   "Covered Employee" will have the meaning provided in Section 162(m)(3) of the Code.

                        (q)   "Director" means a member of the Board.

                        (r)   "Disability" means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

                        (s)   "Dissolution" means when the Company, after having executed a certificate of dissolution with the State of Delaware, has completely wound up its affairs. Conversion of the Company into a limited liability company will not be considered a "Dissolution" for purposes of the Plan.

                        (t)    "Employee" means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an "Employee" for purposes of the Plan.

                        (u)   "Entity" means a corporation, partnership, limited liability company or other entity.

                        (v)   "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                        (w)  "Exchange Act Person" means any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that "Exchange Act Person" will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the IPO Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities.

                        (x)   "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

                                (i)    If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

                                (ii)   Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

                                (iii)  In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

                        (y)   "Incentive Stock Option" means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an "incentive stock option" within the meaning of Section 422 of the Code.

                        (z)   "IPO Date" means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.

                        (aa) "Non-Employee Director" means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

                        (bb) "Nonstatutory Stock Option" means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

                        (cc) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

                        (dd) "Option" means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

                        (ee) "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

                        (ff)  "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

                        (gg) "Other Stock Award" means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

                        (hh) "Other Stock Award Agreement" means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

                        (ii)   "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an "affiliated corporation," and does not receive remuneration from the Company or an "affiliated corporation," either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

                        (jj)  "Own," "Owned," "Owner," "Ownership" means a person or Entity will be deemed to "Own," to have "Owned," to be the "Owner" of, or to have acquired "Ownership" of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

                        (kk) "Participant" means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

                        (ll)   "Performance Cash Award" means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

                        (mm) "Performance Criteria" means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder's equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment, clinical trial results, new and supplemental indications for existing products, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, and product supply); (xxix) stockholders' equity; (xxx) capital expenditures; (xxxi) debt levels; (xxxii) operating profit or net operating profit; (xxxiii) workforce diversity; (xxxiv) growth of net income or operating income; (xxxv) billings; (xxxvi) bookings; (xxxvii) employee retention; (xxxviii) initiation of phases of clinical trials and/or studies by specific dates; (xxxix) patient enrollment rates; (xl) budget management; (xli) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product candidate; (xlii) regulatory milestones; (xliii) progress of internal research or clinical programs; (xliv) progress of partnered programs; (xlv) partner satisfaction; (xlvi) timely completion of clinical trials; (xlvii) submission of INDs and NDAs and other regulatory achievements; (xlviii) research progress, including the development of programs; (xlix) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; (l) customer satisfaction; and (li) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

                        (nn) "Performance Goals" means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any "extraordinary items" as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company's bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item; and (13) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the U.S. Food and Drug Administration or any other regulatory body. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

                        (oo) "Performance Period" means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

                        (pp) "Performance Stock Award" means a Stock Award granted under the terms and conditions of Section 6(c)(i).

                        (qq) "Plan" means this Eagle Pharmaceuticals, Inc. 2014 Equity Incentive Plan.

                        (rr)  "Restricted Stock Award" means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

                        (ss) "Restricted Stock Award Agreement" means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

                        (tt)  "Restricted Stock Unit Award" means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

                        (uu) "Restricted Stock Unit Award Agreement" means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

                        (vv) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

                        (ww) "Securities Act" means the Securities Act of 1933, as amended.

                        (xx) "Stock Appreciation Right" or "SAR" means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

                        (yy) "Stock Appreciation Right Agreement" means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

                        (zz) "Stock Award" means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

                        (aaa) "Stock Award Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

                        (bbb) "Subsidiary" means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

                        (ccc) "Ten Percent Stockholder" means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

                        (ddd) "Transaction" means a Corporate Transaction or a Change in Control.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. EAGLE PHARMACEUTICALS, INC. 50 TICE BOULEVARD, SUITE 315 WOODCLIFF LAKE, NJ 07677 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees nominee(s) on the line below. 0 0 0 01 David M. Pernock 02 Michael Graves 03 Alain Schreiber The Board of Directors recommends you vote FOR proposals 2 and 3. 2To ratify the selection by the audit committee of the Board of Directors of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015; and 3To approve the amendment and restatement of the Company's 2014 Equity Incentive Plan to, among other things,(i) increase the number of shares of common stock reserved for issuance thereunder by 500,000 shares and (ii) increase the annual evergreen for the share reserve under the plan from 4% to 6%. For 0 0 Against 0 0 Abstain 0 0 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0 For address change/comments, mark here. (see reverse for instructions) Please indicate if you plan to attend this meeting Yes 0 No 0 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000251966_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K, Shareholder Letter is/are available at www.proxyvote.com . EAGLE PHARMACEUTICALS, INC. Annual Meeting of Shareholders August 4, 2015 10:00 AM EDT This proxy is solicited by the Board of Directors. The shareholder(s) hereby appoint(s) Scott Tarriff and David E. Riggs, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of EAGLE PHARMACEUTICALS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 10:00 AM, EDT on 8/4/ 2015, at The Grace Building, Cooley LLP, 1114 Avenue of the Americas, New York, NY 10036-7798 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000251966_2 R1.0.0.51160